UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21184

Name of Fund: BlackRock Florida Municipal 2020 Term Trust (BFO)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Florida Municipal 2020 Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2012

Date of reporting period: 01/31/2012

Item 1 – Report to Stockholders

January 31, 2012

Semi-Annual Report (Unaudited)

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Investment Quality Municipal Income Trust (RFA)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)

BlackRock New Jersey Municipal Income Trust (BNJ)

BlackRock New York Investment Quality Municipal Trust Inc. (RNY)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Dear Shareholder

Early in 2011, global financial market action was dominated by political revolutions in the Middle East and North Africa, soaring prices of oil and other commodities, and natural disasters in Japan resulting in global supply chain disruptions. But corporate earnings were strong and the global economic recovery appeared to be on track. Investors demonstrated steadfast confidence as risk assets, including equities, commodities and high yield bonds, charged forward. Markets reversed sharply in May, however, when escalating political strife in Greece rekindled fears about sovereign debt problems spreading across Europe. Concurrently, global economic indicators signaled that the recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Financial markets whipsawed on hopes and fears. Macro news flow became a greater influence on trading decisions than the fundamentals of the securities traded, resulting in highly correlated asset prices. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began to show progress toward stemming the region’s debt crisis. Investors came back from the sidelines and risk assets rallied through the month. Eventually, a lack of definitive details about Europe’s rescue plan raised doubts among investors and thwarted the rally at the end of October. The last two months of 2011 saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers in gridlock over budget issues. Global central bank actions and improving economic data invigorated investors, but confidence was easily tempered by sobering news flow. Sentiment improved in the New Year as investors saw bright spots in global economic data, particularly from the United States, China and Germany. International and emerging markets rebounded strongly through January. US stocks rallied on solid improvement in the domestic labor market and indications from the Federal Reserve that interest rates would remain low through 2014. Nonetheless, investors maintained caution as US corporate earnings began to weaken and a European recession appeared inevitable.

US equities and high yield bonds recovered their late-summer losses and posted positive returns for both the 6- and 12-month periods ended January 31, 2012. International markets, however, experienced some significant downturns in 2011 and remained in negative territory despite a strong rebound at the end of the period. Fixed income securities benefited from declining yields and delivered positive returns for the 6- and 12-month periods. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 remain unresolved. For investors, the risks are daunting. BlackRock remains committed to helping you keep your financial goals on track in this challenging environment.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“BlackRock remains committed to helping you keep your financial goals on track in this challenging environment.”

Rob Kapito President, BlackRock Advisors, LLC

Total Returns as of January 31, 2012

	6-month	12-month
US large cap equities	2.71%	4.22%
(S&P 500® Index)
US small cap equities	0.22	2.86
(Russell 2000® Index)
International equities	(10.42)	(9.59)
(MSCI Europe, Australasia,
Far East Index)
Emerging market	(9.56)	(6.64)
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.02	0.09
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	10.81	18.49
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	4.25	8.66
bonds (Barclays
Capital US Aggregate
Bond Index)
Tax-exempt municipal	7.25	14.40
bonds (S&P Municipal
Bond Index)
US high yield bonds	1.84	5.81
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended January 31, 2012

One year ago, the municipal bond market was steadily recovering from a difficult fourth quarter of 2010 that brought severe losses amid a steepening US Treasury yield curve and a flood of inflated headlines about municipal finance troubles. Retail investors had lost confidence in municipals and retreated from the market. Political uncertainty surrounding the midterm elections and tax policies exacerbated the situation. These conditions combined with seasonal illiquidity weakened willful market participation from the trading community. December 2010 brought declining demand with no comparable reduction in supply as issuers rushed their deals to market before the Build America Bond program was retired. This supply-demand imbalance led to wider quality spreads and higher yields for municipal bonds heading into 2011.

Demand is usually strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds in the first half of 2011. From the middle of November 2010, outflows persisted for 29 consecutive weeks, totaling $35.1 billion before the trend finally broke in June 2011. However, weak demand was counterbalanced by lower supply in 2011. According to Thomson Reuters, new issuance was down 32% in 2011 as compared to the prior year. While these technical factors were improving, municipalities were struggling to balance their budgets, although the late-2010 predictions for widespread municipal defaults did not materialize. Other concerns that resonated at the beginning of the year, such as rising interest rates, weakening credits and higher rates of inflation, abated as these scenarios also did not come to fruition.

On August 5th, 2011, Standard & Poor’s (“S&P”) downgraded the US government’s credit rating from AAA to AA+. While this led to the downgrade of approximately 11,000 municipal issues directly tied to the US debt rating, this represented a very small fraction of the municipal market and said nothing about the individual municipal credits themselves. In fact, demand for municipal bonds increased as severe volatility in US equities drove investors to more stable asset classes. The municipal market benefited from an exuberant Treasury market and continued muted new issuance. As supply remained constrained, demand from both traditional and non-traditional buyers was strong, pushing long-term municipal bond yields lower and sparking a curve-flattening trend that continued through year end. Ultimately, 2011 was one of the strongest performance years in municipal market history. The S&P Municipal Bond Index returned 10.62% in 2011, making municipal bonds a top-performing fixed income asset class for the year.

Supply and demand technicals continued to be favorable in January 2012. Overall, the municipal yield curve flattened during the period from January 31, 2011 to January 31, 2012. As measured by Thomson Municipal Market Data, yields declined by 161 basis points (“bps”) to 3.17% on AAA-rated 30-year municipal bonds and by 163 bps to 1.68% on 10-year bonds, while yields on 5-year issues fell 117 bps to 0.68%. While the entire municipal curve flattened over the 12-month time period, the spread between 2- and 30-year maturities tightened by 120 bps, and in the 2- to 10-year range, the spread tightened by 124 bps.

The fundamental picture for municipalities continues to improve. Austerity has been the general theme across the country, while a small number of states continue to rely on a “kick-the-can” approach to close their budget shortfalls, with aggressive revenue projections and accounting gimmicks. The market’s technical factors are also improving as demand outpaces supply in what is historically a light issuance period. It has been over a year since the first highly publicized interview about the fiscal problems plaguing state and local governments. Thus far, the prophecy of widespread defaults across the municipal market has not materialized. In 2011, there were fewer municipal defaults than seen in 2010. Throughout 2011 monetary defaults in the S&P Municipal Bond Index totaled roughly $805 million, representing less than 0.48% of the index. BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Trust Summary as of January 31, 2012	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular US federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended January 31, 2012, the Trust returned 21.17% based on market price and 17.19% based on net asset value (“NAV”). For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 21.02% based on market price and 14.53% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s slightly long duration (sensitivity to interest rate movements) had a positive impact on performance as interest rates generally declined amid the investor flight-to-quality in the US Treasury market. Increased exposure to inverse floating rate instruments (tender option bonds) while the municipal yield curve was historically steep boosted the Trust’s income accrual. The Trust’s holdings of higher quality essential service revenue bonds contributed positively, as did holdings of select general obligation bonds and school district credits with stronger underlying fundamentals. Additionally, purchases of zero-coupon bonds deemed undervalued added to the Trust’s total return.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2012 ($15.45)[1]	5.88%
Tax Equivalent Yield[2]	9.05%
Current Monthly Distribution per Common Share[3]	$0.0757
Current Annualized Distribution per Common Share[3]	$0.9084
Economic Leverage as of January 31, 2012[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Common Share, declared on March 1, 2012, was increased to $0.0777 per share. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents Auction Market Preferred Shares (“AMPS”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	1/31/12	7/31/11	Change	High	Low
Market Price	$15.45	$13.16	17.40%	$15.45	$12.95
Net Asset Value	$15.76	$13.88	13.54%	$15.76	$13.88

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	1/31/12	7/31/11
County/City/Special District/School District	37%	39%
Utilities	29	29
Health	12	11
Education	9	7
Transportation	6	7
State	6	5
Housing	1	2

Credit Quality Allocations[5]

	1/31/12	7/31/11
AAA/Aaa	10%	11%
AA/Aa	70	67
A	20	20
BBB/Ba	— [6]	2

[5]	Using the higher of Standard and Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[6]	Amount rounds to less than 1%.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	5

Trust Summary as of January 31, 2012	BlackRock Florida Municipal 2020 Term Trust

Trust Overview

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and Florida intangible personal property tax and to return $15.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended January 31, 2012, the Trust returned 13.28% based on market price and 7.94% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 16.44% based on market price and 11.33% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. During the period, municipal bond prices generally rose as the yield curve flattened and credit spreads tightened. Given these market conditions, the Trust’s exposure to intermediate and longer maturity bonds and lower-quality investment grade bonds had a significant positive impact on the Trust’s performance for the period. The Trust is scheduled to mature on or about December 31, 2020 and thus holds securities that will mature close to that date. The Trust’s shorter maturity profile was a disadvantage as compared to its Lipper category peers that typically hold longer-dated issues, which exhibited greater price appreciation in the declining interest rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of January 31, 2012 ($15.41)[1]	4.36%
Tax Equivalent Yield[2]	6.71%
Current Monthly Distribution per Common Share[3]	$0.056
Current Annualized Distribution per Common Share[3]	$0.672
Economic Leverage as of January 31, 2012[4]	33%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	1/31/12	7/31/11	Change	High	Low
Market Price	$15.41	$13.91	10.78%	$15.44	$13.79
Net Asset Value	$15.77	$14.94	5.56%	$15.77	$14.94

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	1/31/12	7/31/11
County/City/Special District/School District	44%	46%
Utilities	15	18
State	14	11
Corporate	8	6
Health	8	12
Transportation	8	4
Housing	2	2
Education	1	1

Credit Quality Allocations[5]

	1/31/12	7/31/11
AAA/Aaa	7%	7%
AA/Aa	48	40
A	20	23
BBB/Baa	12	12
BB/Ba	1	1
Not Rated[6]	12	17

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of January 31, 2012 and July 31, 2011, the market value of these securities was $6,284,191, representing 5%, and $10,771,005, representing 8%, respectively, of the Trust’s long-term investments.

6	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Trust Summary as of January 31, 2012	BlackRock Investment Quality Municipal Income Trust

Trust Overview

BlackRock Investment Quality Municipal Income Trust’s (RFA) (the “Trust”) investment objective is to provide high current income exempt from regular federal income tax and to provide an exemption from Florida intangible personal property taxes consistent with preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008 allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

No assurance can be given that the Trust’s investment objective will be achieved.

On February 10, 2012, the Board of Trustees of the Trust approved a plan of liquidation and dissolution. If approved by shareholders, the liquidation and distribution of substantially all of the Trust’s assets is expected to occur by the end of the third quarter of 2012.

Performance

For the six months ended January 31, 2012, the Trust returned 24.27% based on market price and 16.68% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 21.10% based on market price and 13.67% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. As the yield curve flattened during the period (longer-term interest rates fell more than shorter rates), rising bond prices in the long end of the municipal curve contributed positively to the Trust’s performance. The Trust’s longer-dated holdings in the health care, transportation and education sectors experienced the best price appreciation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	RFA
Initial Offering Date	May 28, 1993
Yield on Closing Market Price as of January 31, 2012 ($14.00)[1]	6.00%
Tax Equivalent Yield[2]	9.23%
Current Monthly Distribution per Common Share[3]	$0.07
Current Annualized Distribution per Common Share[3]	$0.84
Economic Leverage as of January 31, 2012[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	1/31/12	7/31/11	Change	High	Low
Market Price	$14.00	$11.65	20.17%	$14.00	$11.49
Net Asset Value	$13.28	$11.77	12.83%	$13.28	$11.77

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	1/31/12	7/31/11
County/City/Special District/School District	21%	19%
Transportation	18	20
Health	18	17
Utilities	17	20
State	10	8
Education	7	7
Housing	6	6
Corporate	2	2
Tobacco	1	1

Credit Quality Allocations[5]
	1/31/12	7/31/11
AAA/Aaa	11%	8%
AA/Aa	58	57
A	23	25
BBB/Baa	7	8
BB/Ba	—	1
Not Rated	1	1

[5]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	7

Trust Summary as of January 31, 2012	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, the Board approved an amended policy in September 2008 allowing the Trust the flexibility to invest in municipal obligations regardless of geographical location.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended January 31, 2012, the Trust returned 21.49% based on market price and 17.04% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 21.10% based on market price and 13.67% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. As the yield curve flattened during the period (longer-term interest rates fell more than shorter rates), rising bond prices in the long end of the municipal curve contributed positively to the Trust’s performance. The Trust’s longer-dated holdings in the health care, transportation and education sectors experienced the best price appreciation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2012 ($14.99)[1]	6.03%
Tax Equivalent Yield[2]	9.28%
Current Monthly Distribution per Common Share[3]	$0.075375
Current Annualized Distribution per Common Share[3]	$0.904500
Economic Leverage as of January 31, 2012[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	1/31/12	7/31/11	Change	High	Low
Market Price	$14.99	$12.74	17.66%	$15.00	$12.20
Net Asset Value	$15.19	$13.40	13.36%	$15.19	$13.40

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	1/31/12	7/31/11
County/City/Special District/School District	26%	19%
Utilities	18	18
Transportation	18	16
Health	17	21
State	11	9
Education	7	7
Corporate	1	8
Tobacco	1	1
Housing	1	1

Credit Quality Allocations[5]
	1/31/12	7/31/11
AAA/Aaa	9%	10%
AA/Aa	60	55
A	23	26
BBB/Baa	7	7
BB/Ba	— [6]	1
Not Rated	1	1

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]	Amount rounds to less than 1%.

8	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Trust Summary as of January 31, 2012	BlackRock New Jersey Investment Quality Municipal Trust Inc.

Trust Overview

BlackRock New Jersey Investment Quality Municipal Trust Inc.’s (RNJ) (the “Trust”) investment objective is to provide high current income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of investment grade New Jersey municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

On February 10, 2012, the Board of Trustees of the Trust approved a plan of liquidation and dissolution. If approved by shareholders, the liquidation and distribution of substantially all of the Trust’s assets is expected to occur by the end of the third quarter of 2012.

Performance

For the six months ended January 31, 2012, the Trust returned 19.86% based on market price and 16.19% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 20.36% based on market price and 13.24% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period-end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. As the yield curve flattened during the period (longer-term interest rates fell more than shorter rates), rising bond prices in the long end of the municipal curve contributed positively to the Trust’s performance. The Trust’s longer-dated holdings in the health care, transportation and education sectors experienced the best price appreciation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	RNJ
Initial Offering Date	May 28, 1993
Yield on Closing Market Price as of January 31, 2012 ($13.97)[1]	5.63%
Tax Equivalent Yield[2]	8.66%
Current Monthly Distribution per Common Share[3]	$0.0655
Current Annualized Distribution per Common Share[3]	$0.7860
Economic Leverage as of January 31, 2012[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	1/31/12	7/31/11	Change	High	Low
Market Price	$13.97	$12.02	16.22%	$13.97	$11.85
Net Asset Value	$13.88	$12.32	12.66%	$13.88	$12.32

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	1/31/12	7/31/11
State	26%	17%
Education	17	19
County/City/Special District/School District	17	13
Transportation	15	18
Health	11	11
Housing	7	9
Corporate	7	10
Utilities	—	2
Tobacco	—	1

Credit Quality Allocations[5]
	1/31/12	7/31/11
AA/Aa	44%	39%
A	41	42
BBB/Baa	5	10
BB/Ba	1	—
B	5	5
Not Rated[6]	4	4

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of January 31, 2012 and July 31, 2011, the market value of these securities was $511,455, representing 2%, and $884,636, representing 4%, respectively, of the Trust’s long-term investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	9

Trust Summary as of January 31, 2012	BlackRock New Jersey Municipal Income Trust

Trust Overview

BlackRock New Jersey Municipal Income Trust’s (BNJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended January 31, 2012, the Trust returned 22.66% based on market price and 15.51% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 20.36% based on market price and 13.24% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. As the yield curve flattened during the period (longer-term interest rates fell more than shorter rates), rising bond prices in the long end of the municipal curve contributed positively to the Trust’s performance. The Trust’s longer-dated holdings in the health care, transportation and education sectors experienced the best price appreciation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNJ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2012 ($16.75)[1]	5.67%
Tax Equivalent Yield[2]	8.72%
Current Monthly Distribution per Common Share[3]	$0.0791
Current Annualized Distribution per Common Share[3]	$0.9492
Economic Leverage as of January 31, 2012[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	1/31/12	7/31/11	Change	High	Low
Market Price	$16.75	$14.10	18.79%	$16.79	$13.34
Net Asset Value	$15.74	$14.07	11.87%	$15.74	$14.07

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	1/31/12	7/31/11
State	23%	22%
County/City/Special District/School District	19	12
Transportation	16	18
Health	14	15
Education	12	11
Housing	10	13
Corporate	5	7
Utilities	1	1
Tobacco	—	1

Credit Quality Allocations[5]
	1/31/12	7/31/11
AAA/Aaa	7%	5%
AA/Aa	36	33
A	32	33
BBB/Baa	12	12
BB/Ba	4	5
B	3	3
Not Rated[6]	6	9

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of January 31, 2012 and July 31, 2011, the market value of these securities was $8,545,602, representing 5%, and $13,046,133, representing 8%, respectively, of the Trust’s long-term investments.

10	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Trust Summary as of January 31, 2012	BlackRock New York Investment Quality Municipal Trust Inc.

Trust Overview

BlackRock New York Investment Quality Municipal Trust Inc.’s (RNY) (the “Trust”) investment objective is to provide high current income exempt from regular federal, New York State and New York City income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

On February 10, 2012, the Board of Trustees of the Trust approved a plan of liquidation and dissolution. If approved by shareholders, the liquidation and distribution of substantially all of the Trust’s assets is expected to occur by the end of the third quarter of 2012.

Performance

For the six months ended January 31, 2012, the Trust returned 16.73% based on market price and 13.47% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return 17.53% based on market price and 11.32% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period-end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. As the yield curve flattened during the period (longer-term interest rates fell more than shorter rates), rising bond prices in the long end of the municipal curve contributed positively to the Trust’s performance. Additionally, the Trust benefited from its long duration bias (greater sensitivity to interest rate movements) as overall interest rates declined. The Trust’s heavy exposures to health care and education, which were among the better performing sectors for the period, had a positive impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	RNY
Initial Offering Date	May 28, 1993
Yield on Closing Market Price as of January 31, 2012 ($15.27)[1]	5.74%
Tax Equivalent Yield[2]	8.83%
Current Monthly Distribution per Common Share[3]	$0.073
Current Annualized Distribution per Common Share[3]	$0.876
Economic Leverage as of January 31, 2012[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	1/31/12	7/31/11	Change	High	Low
Market Price	$15.27	$13.49	13.19%	$15.35	$13.43
Net Asset Value	$15.13	$13.75	10.04%	$15.13	$13.75

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	1/31/12	7/31/11
County/City/Special District/School District	24%	25%
Health	15	14
State	14	9
Utilities	13	16
Corporate	11	11
Education	10	13
Transportation	7	3
Housing	6	7
Tobacco	—	2

Credit Quality Allocations[5]
	1/31/12	7/31/11
AAA/Aaa	13%	17%
AA/Aa	31	26
A	35	28
BBB/Baa	9	14
BB/Ba	5	6
B	—	4
Not Rated	7	5 [6]

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011, the market value of these securities was $1,312,653, representing 2% of the Trust’s long-term investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	11

Trust Summary as of January 31, 2012	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the six months ended January 31, 2012, the Trust returned 17.48% based on market price and 11.54% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of 17.53% based on market price and 11.32% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. As the yield curve flattened during the period (longer-term interest rates fell more than shorter rates), rising bond prices in the long end of the municipal curve contributed positively to the Trust’s performance. Additionally, the Trust benefited from its long duration bias (greater sensitivity to interest rate movements) as overall interest rates declined. The Trust’s heavy exposures to education and transportation, which were among the better performing sectors for the period, had a positive impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2012 ($16.12)[1]	6.14%
Tax Equivalent Yield[2]	9.45%
Current Monthly Distribution per Common Share[3]	$0.0825
Current Annualized Distribution per Common Share[3]	$0.9900
Economic Leverage as of January 31, 2012[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	1/31/12	7/31/11	Change	High	Low
Market Price	$16.12	$14.20	13.52%	$16.15	$13.99
Net Asset Value	$14.95	$13.87	7.79%	$14.95	$13.87

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	1/31/12	7/31/11
County/City/Special District/School District	18%	18%
Transportation	17	17
Education	16	17
Utilities	12	10
Corporate	10	11
Housing	9	10
Health	8	6
State	7	7
Tobacco	3	4

Credit Quality Allocations[5]
	1/31/12	7/31/11
AAA/Aaa	11%	11%
AA/Aa	37	33
A	29	27
BBB/Baa	16	20
BB/Ba	1	2
B	—	3
Not Rated[6]	6	4

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of January 31, 2012 and July 31, 2011, the market value of these securities was $2,501,000, representing 1%, and $11,121,550 representing 4%, respectively, of the Trust’s long-term investments.

12	SEMI-ANNUAL REPORT	JANUARY 31, 2012

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Trusts issue Auction Market Preferred Securities (“AMPS”), Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Trusts invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets. In addition, each Trust voluntarily limits its economic leverage to 50% of its total managed assets for Trusts with AMPS or 45% for Trusts with VRDPs. As of January 31, 2012, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BFZ	39%
BFO	33%
RFA	39%
BBF	39%
RNJ	35%
BNJ	36%
RNY	37%
BNY	38%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	13

Schedule of Investments January 31, 2012 (Unaudited)	BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 95.2%
Corporate — 0.2%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$680	$786,957
County/City/Special District/School District — 34.4%
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/30	8,425	9,935,518
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.63%, 11/01/34	8,000	9,386,960
Cerritos Community College District, GO, Election of 2004, Series C, 5.25%, 8/01/31	3,000	3,439,500
City of Los Angeles, RB, Series A, 5.00%, 6/01/39	2,000	2,196,540
City of San Jose California, RB, Convention Center Expansion & Renovation Project:
6.13%, 5/01/31	500	562,900
6.50%, 5/01/36	1,210	1,364,009
6.50%, 5/01/42	2,225	2,497,585
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,318,820
Desert Community College District, GO, CAB, Election of 2004, Series C (AGM), 5.90%, 8/01/46 (a)	4,230	602,394
Escondido Union High School District, GO, CAB (AGC), 6.09%, 8/01/36 (a)	5,280	1,498,939
Evergreen Elementary School District, GO, Election of 2006, Series B (AGC), 5.13%, 8/01/33	2,500	2,785,125
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,000	2,377,800
Long Beach Unified School District California, GO, Refunding, Election of 2008, Series A, 5.75%, 8/01/33	4,135	4,887,570
Los Alamitos Unified School District California, GO, School Facilities Improvement District No. 1, 5.50%, 8/01/33	5,735	6,575,751
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/30	4,975	5,641,053
Modesto Irrigation District, COP, Capital Improvements, Series A:
5.75%, 10/01/29	3,000	3,414,240
5.75%, 10/01/34	180	200,041
Norwalk-La Mirada Unified School District California, GO, CAB, Election of 2002, Series E (AGC), 5.53%, 8/01/38 (a)	7,500	1,790,025
Oak Grove School District California, GO, Election of 2008, Series A, 5.50%, 8/01/33	6,000	6,952,740
Orange County Sanitation District, COP (NPFGC), 5.00%, 2/01/33	3,600	3,704,832

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Orange County Water District, COP, Refunding, 5.25%, 8/15/34	$2,000	$2,289,980
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/39	2,000	2,196,740
Pittsburg Unified School District, GO, Election 2006, Series B (FSA), 5.50%, 8/01/34	2,000	2,263,020
San Bernardino Community College District, GO, Election Of 2008, Series B, 6.33%, 8/01/44 (a)	5,000	857,350
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,500	1,721,910
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	6,500	7,240,220
San Jose Financing Authority, Refunding RB, Civic Center Project, Series B (AMBAC), 5.00%, 6/01/37	6,000	6,025,860
San Leandro Unified School District California, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,060	3,550,640
Santa Ana Unified School District, GO, Election of 2008, Series A:
5.50%, 8/01/30	6,455	7,259,616
5.13%, 8/01/33	10,000	10,895,000
Santa Clara County Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/36	21,000	22,945,650
Santa Cruz County Redevelopment Agency California, Tax Allocation Bonds, Live Oak/Soquel Community Improvement, Series A:
6.63%, 9/01/29	1,000	1,165,940
7.00%, 9/01/36	1,700	1,996,667
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	2,250	2,560,455
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 8/01/33	4,000	4,756,240
Tustin Unified School District, GO, Election of 2008, Series B, 5.25%, 8/01/31	3,445	4,056,660
West Contra Costa Unified School District, GO, Election of 2010, Series A (AGM), 5.25%, 8/01/32	3,000	3,447,360
Westminster Redevelopment Agency California, Tax Allocation Bonds, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	7,750	9,294,110
William S. Hart Union High School District, GO, CAB, Series B (AGM) (a):
6.28%, 8/01/34	11,150	3,354,701
6.32%, 8/01/35	9,800	2,776,144
		172,786,605

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
CIFG	CDC IXIS Financial Guaranty
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
IDB	Industrial Development Board
ISD	Independent School District
LRB	Lease Revenue Bonds
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bonds
S/F	Single-Family
SONYMA	State of New York Mortgage Agency

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Education — 2.8%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39	$2,900	$3,252,379
California Educational Facilities Authority, Refunding RB, San Francisco University, 6.13%, 10/01/36	6,280	7,446,070
California Municipal Finance Authority, RB, Emerson College, 5.75%, 1/01/33	2,500	2,756,075
University of California, RB, Series O, 5.38%, 5/15/34	460	526,493
		13,981,017
Health — 18.6%
ABAG Finance Authority for Nonprofit Corps, Refunding RB, Sharp Healthcare:
6.38%, 8/01/34	3,055	3,254,461
6.25%, 8/01/39	3,760	4,343,026
Series A, 6.00%, 8/01/30	2,275	2,743,559
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/39	6,475	7,142,896
Catholic Healthcare West, Series J, 5.63%, 7/01/32	8,300	8,893,450
Children’s Hospital, Series A, 5.25%, 11/01/41	6,985	7,496,931
Providence Health, 6.50%, 10/01/18 (b)	25	33,718
Sutter Health, Series A, 5.25%, 11/15/46	7,000	7,295,680
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/29	1,000	1,178,470
Catholic Healthcare West, Series A, 6.00%, 7/01/34	4,400	5,075,664
Catholic Healthcare West, Series A, 6.00%, 7/01/39	2,750	3,128,207
Providence Health, 6.50%, 10/01/38	4,090	4,811,067
Sutter Health, Series B, 6.00%, 8/15/42	6,015	6,929,521
California Statewide Communities Development Authority, RB Series A:
Health Facility Memorial Health Services, 5.50%, 10/01/33	7,000	7,301,490
Kaiser Permanente, 5.50%, 11/01/32	11,090	11,219,198
California Statewide Communities Development Authority, Refunding RB:
Kaiser, Series C, 5.25%, 8/01/31	2,050	2,158,896
Catholic Healthcare West, Series B, 5.50%, 7/01/30	2,980	3,228,830
Catholic Healthcare West, Series E, 5.50%, 7/01/31	4,255	4,601,655
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.00%, 7/15/34	2,275	2,707,250
		93,543,969
State — 7.8%
California State Public Works Board, RB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	9,000	10,383,300
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	5,025	5,800,508
State of California, GO, Various Purpose:
6.00%, 3/01/33	5,015	5,956,917
6.50%, 4/01/33	5,985	7,361,191
6.00%, 4/01/38	8,390	9,737,686
		39,239,602
Transportation — 10.4%
City of San Jose California, RB, California Airport, Series A-1, AMT:
5.75%, 3/01/34	2,265	2,502,553
6.25%, 3/01/34	2,650	3,056,616
County of Orange California, RB, Series B, 5.75%, 7/01/34	8,000	9,002,720
County of Sacramento California, RB, Airport System:
PFC/Grant, Sub-Series D, 6.00%, 7/01/35	3,000	3,349,080
Senior Series B, 5.75%, 7/01/39	1,850	2,041,457

Municipal Bonds	Par (000)	Value
California (concluded)
Transportation (concluded)
Los Angeles Department of Airports, RB, Series A:
5.00%, 5/15/34	$6,000	$6,639,360
5.25%, 5/15/39	2,775	3,088,658
Los Angeles Department of Airports, Refunding RB, Los Angeles International Airport:
Senior Series A, 5.00%, 5/15/35	2,945	3,284,971
Sub-Series C, 5.25%, 5/15/38	1,330	1,447,758
Los Angeles Harbor Department, RB, Series B, 5.25%, 8/01/34	5,530	6,284,568
San Francisco City & County Airports Commission, RB, Series E, 6.00%, 5/01/39	6,750	7,821,900
San Joaquin County Transportation Authority, RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,880	3,458,362
		51,978,003
Utilities — 21.0%
Anaheim Public Financing Authority, RB:
Anaheim Electric System Distribution, 5.25%, 10/01/39	1,500	1,673,100
Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	7,690	8,857,573
California Infrastructure & Economic Development Bank, RB, California Independent System Operator, Series A, 6.25%, 2/01/39	5,500	6,047,690
Calleguas-Las Virgines Public Financing Authority California, RB, Calleguas Municipal Water District Project, Series A (NPFGC), 5.13%, 7/01/32	5,280	5,704,459
City of Chula Vista California, San Diego Gas & Electric, Refunding RB:
Series D, 5.88%, 1/01/34	2,500	2,893,225
Series E, 5.88%, 1/01/34	6,500	7,522,385
City of Los Angeles California, Refunding RB, Sub-Series A, 5.00%, 6/01/32	4,000	4,544,760
City of Petaluma California, Refunding RB, 6.00%, 5/01/36	5,625	6,727,725
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	2,425	2,873,140
East Bay Municipal Utility District, RB, Series A (NPFGC), 5.00%, 6/01/32	2,000	2,300,680
Los Angeles Department of Water & Power, RB:
Power System, Sub-Series A-1, 5.25%, 7/01/38	11,215	12,435,865
Series A, 5.38%, 7/01/34	3,050	3,493,195
Series A, 5.25%, 7/01/39	4,000	4,581,520
Series A, 5.00%, 7/01/41	4,740	5,272,729
Los Angeles Department of Water & Power, Refunding RB, Power System, Sub-Series A-2, 5.00%, 7/01/30	2,200	2,293,742
San Diego County Water Authority, COP, Unrefunded, Series A (NPFGC), 5.00%, 5/01/32	1,850	1,876,381
San Diego Public Facilities Financing Authority, Refunding RB:
Senior Series A, 5.25%, 5/15/34	9,520	10,819,099
Series A, 5.25%, 8/01/38	3,255	3,619,593
San Francisco City & County Public Utilities Commission, RB:
Local Water Main, Sub-Series C, 5.00%, 11/01/36	1,000	1,136,230
Series A (NPFGC), 5.00%, 11/01/32	4,000	4,058,720
WSIP Sub-Series A, 5.00%, 11/01/37	5,695	6,445,487
		105,177,298
Total Municipal Bonds in California		477,493,451

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	15

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Multi-State — 1.6%
Housing — 1.6%
Centerline Equity Issuer Trust (c)(d):
7.20%, 11/15/14	$3,500	$3,822,735
5.75%, 5/15/15	500	536,840
6.00%, 5/15/15	1,500	1,625,625
6.00%, 5/15/19	1,000	1,122,920
6.30%, 5/15/19	1,000	1,126,270
Total Municipal Bonds in Multi-State		8,234,390

Puerto Rico — 1.3%3
State — 1.3%
Puerto Rico Sales Tax Financing Corp., RB, CAB, Series C (a):
5.73%, 8/01/37	13,260	3,458,739
6.00%, 8/01/39	12,420	2,892,245
Total Municipal Bonds in Puerto Rico		6,350,984
Total Municipal Bonds — 98.1%		492,078,825

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
California — 64.0%
County/City/Special District/School District — 25.8%
El Dorado Union High School District, GO, Election of 2008, 5.00%, 8/01/35	5,020	5,526,869
Los Angeles Community College District California, GO:
Election of 2001, Series A (AGM), 5.00%, 8/01/32	8,000	8,750,480
Election of 2003, Series F-1, 5.00%, 8/01/33	5,000	5,515,150
Election of 2008, Series A, 6.00%, 8/01/33	20,131	24,205,189
Election of 2008, Series C, 5.25%, 8/01/39	12,900	14,782,110
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,499,750
Mount San Antonio Community College District California, GO, Election of 2001, Series C (AGM), 5.00%, 9/01/31	10,770	11,628,261
Ohlone Community College District, GO, Ohlone, Series B (AGM), 5.00%, 8/01/30	12,499	13,387,850
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,000	2,217,220
San Diego Community College District California, GO:
Election of 2002, 5.25%, 8/01/33	10,484	12,035,515
Election of 2006 (AGM), 5.00%, 8/01/32	9,000	9,930,420
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series D, 5.00%, 8/01/32	14,625	16,041,985
		129,520,799
Education — 11.4%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	10,395	11,658,096
Grossmont Union High School District California, GO, Election of 2004, 5.00%, 8/01/33	13,095	14,307,663
Mount Diablo California Uniform School District, GO, Election of 2002, 5.00%, 6/01/31	4,000	4,190,240
San Mateo County Community College District, GO, Election of 2005, Series B, 5.00%, 9/01/31	8,630	9,643,594
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	2,600	2,774,200
Series O, 5.75%, 5/15/34	12,300	14,472,795
		57,046,588

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California (concluded)
Utilities — 26.8%
California State Department of Water Resources, Refunding RB, Central Valley Project, Series AE, 5.00%, 12/01/29	$7,000	$8,150,030
City of Napa California, RB (AMBAC), 5.00%, 5/01/35	3,000	3,222,900
East Bay Municipal Utility District, RB, Sub-Series A (NPFGC), 5.00%, 6/01/35	3,000	3,320,460
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	18,002	19,585,425
Los Angeles Department of Water & Power, RB:
Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	15,998	17,237,384
Water System, Sub-Series A-2 (AGM), 5.00%, 7/01/35	2,000	2,135,220
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	11,180	12,301,689
Orange County Sanitation District, COP, Series B (AGM), 5.00%, 2/01/37	14,700	15,843,219
Orange County Water District, COP, Refunding, 5.00%, 8/15/39	10,480	11,586,688
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	14,290	15,458,207
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A, 5.25%, 5/15/39	12,457	13,976,831
San Francisco City & County Public Utilities Commission, RB, Series A, 5.00%, 11/01/35	10,625	11,866,210
		134,684,263
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 64.0%		321,251,650

Total Long-Term Investments (Cost — $739,022,289) — 162.1%		813,330,475

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (f)(g)	5,547,758	5,547,758
Total Short-Term Securities (Cost — $5,547,758) — 1.1%		5,547,758
Total Investments (Cost — $744,570,047) — 163.2%		818,878,233
Other Assets Less Liabilities — 1.5%		7,623,578
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (30.6)%		(153,464,491)
AMPS, at Redemption Value — (34.1)%		(171,327,859)
Net Assets Applicable to Common Shares — 100.0%		$501,709,461

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments (concluded)	BlackRock California Municipal Income Trust (BFZ)

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(e)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at January 31, 2012	Income
BIF California Municipal Money Fund	2,720,243	2,827,515	5,547,758	$163

(g)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of January 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
60	10-Year US Treasury Note	Chicago Board of Trade	March 2012	$7,935,000	$(105,114)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of January 31, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$813,330,475	—	$813,330,475
Short-Term Securities	$5,547,758	—	—	5,547,758
Total	$5,547,758	$813,330,475	—	$818,878,233

[1]	See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(105,114)	—	—	$(105,114)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	17

Schedule of Investments January 31, 2012 (Unaudited)	BlackRock Florida Municipal 2020 Term Trust (BFO)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida — 143.5%
Corporate — 11.1%
County of Escambia Florida, Refunding RB, Environment, Series A, AMT, 5.75%, 11/01/27	$4,000	$4,088,000
Hillsborough County IDA, Refunding RB, Tampa Electric Co. Project:
5.50%, 10/01/23	1,955	2,008,059
Series A, 5.65%, 5/15/18	1,000	1,162,310
Palm Beach County Solid Waste Authority, Refunding RB, 5.00%, 10/01/20	2,000	2,460,360
		9,718,729
County/City/Special District/School District — 64.4%
Broward County School Board Florida, COP, Refunding, Series A, 5.00%, 7/01/20	2,000	2,317,280
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/22	2,500	2,825,275
County of Hillsborough Florida, RB (AMBAC), 5.00%, 11/01/20	5,545	6,285,480
County of Miami-Dade Florida, RB, Sub-Series B (NPFGC), 5.63%, 10/01/32 (a)	7,560	2,296,123
County of Miami-Dade Florida, Refunding RB, Sub-Series A (NPFGC) (a):
5.33%, 10/01/19	5,365	3,617,351
5.31%, 10/01/20	10,000	6,377,200
County of Orange Florida, Refunding RB, Series A (NPFGC), 5.13%, 1/01/22	2,200	2,279,288
Florida State Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	485	603,854
Hillsborough County School Board, COP (NPFGC), 5.00%, 7/01/27	1,000	1,027,090
Miami-Dade County Educational Facilities Authority Florida, RB, University of Miami, Series A (AMBAC), 5.00%, 4/01/14 (b)	1,000	1,096,160
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/21	4,000	4,631,920
Northern Palm Beach County Improvement District, Special Assessment Bonds, Refunding, Water Control & Improvement District No. 43, Series B (ACA):
4.50%, 8/01/22	1,000	915,050
5.00%, 8/01/31	1,000	893,350
Palm Beach County School District, COP, Refunding, Series D (AGM), 5.00%, 8/01/28	6,500	6,612,450
Sterling Hill Community Development District, Special Assessment Bonds, Series A, 6.10%, 5/01/23	3,705	3,428,829
Stevens Plantation Improvement Project Dependent Special District, RB, 6.38%, 5/01/13	2,425	1,888,954
Tolomato Community Development District, Special Assessment Bonds, 6.38%, 5/01/17	1,150	490,452
Village Center Community Development District, RB:
(NPFGC), 5.25%, 10/01/23	5,000	5,102,100
Sub-Series B, 6.35%, 1/01/18	2,000	2,031,860
Village Community Development District No. 5 Florida, Special Assessment Bonds, Series A, 6.00%, 5/01/22	1,075	1,101,821
Watergrass Community Development District, Special Assessment Bonds, Series B, 5.13%, 11/01/14	980	683,148
		56,505,035
Education — 1.6%
Florida State Board of Governors, Refunding RB, University of Central Florida, Series A, 5.00%, 7/01/18	500	593,210
Orange County Educational Facilities Authority, RB, Rollins College Project (AMBAC), 5.25%, 12/01/22	725	826,906
		1,420,116

Municipal Bonds	Par (000)	Value
Florida (concluded)
Health — 12.0%
Highlands County Health Facilities Authority, Refunding RB, Hospital, Adventist Health, Series I, 5.00%, 11/15/20	$2,155	$2,575,139
Hillsborough County IDA, RB, H. Lee Moffitt Cancer Center Project, Series A, 5.25%, 7/01/22	1,500	1,654,905
Marion County Hospital District Florida, Refunding RB, Health System, Munroe Regional, 5.00%, 10/01/22	1,500	1,605,915
Orange County Health Facilities Authority, RB, Hospital, Adventist Health System, 5.63%, 11/15/12 (b)	3,000	3,150,510
Palm Beach County Health Facilities Authority, Refunding RB, Bethesda Healthcare System Project, Series A (AGM), 5.00%, 7/01/20	1,285	1,531,746
		10,518,215
Housing — 2.5%
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 2, AMT (Ginnie Mae), 4.70%, 7/01/22	980	1,013,055
Jacksonville Housing Finance Authority, Refunding RB, Series A-1, AMT (Ginnie Mae), 5.63%, 10/01/39	505	547,531
Manatee County Housing Finance Authority, RB, Series A, AMT (Fannie Mae), 5.90%, 9/01/40	575	645,570
		2,206,156
State — 19.0%
Florida Municipal Loan Council, RB:
CAB, Series A (NPFGC), 5.23%, 4/01/20 (a)	4,000	2,893,000
Series D (AGM), 5.00%, 10/01/19	1,050	1,257,984
Series D (AGM), 4.00%, 10/01/20	1,105	1,244,142
Series D (AGM), 4.00%, 10/01/21	500	562,530
Florida State Board of Education, GO, Public Education, Series J (AMBAC), 5.00%, 6/01/24	6,150	6,519,492
Florida State Board of Education, GO, Refunding, Public Education, Series I, 5.00%, 6/01/18	500	532,715
Florida State Department of Environmental Protection, Refunding RB, Series A, 5.00%, 7/01/20	3,000	3,640,860
		16,650,723
Transportation — 11.2%
Broward County Florida Port Facilities Revenue, Refunding RB, Series B, AMT, 5.00%, 9/01/20	2,500	2,794,950
County of Lee Florida, Refunding RB, Series B (AMBAC):
5.00%, 10/01/20	2,250	2,419,335
5.00%, 10/01/22	3,000	3,200,850
Greater Orlando Aviation Authority, Refunding RB, Series C, 5.00%, 10/01/20	1,130	1,378,080
		9,793,215
Utilities — 21.7%
City of Deltona Florida, RB (NPFGC), 5.00%, 10/01/23	1,095	1,138,647
City of Lakeland Florida, Refunding RB, 5.00%, 10/01/12 (b)	1,000	1,031,960
City of Marco Island Florida, RB (NPFGC):
5.25%, 10/01/13 (b)	1,000	1,081,180
5.00%, 10/01/22	2,000	2,134,280
5.00%, 10/01/23	1,375	1,456,001
County of Miami-Dade Florida, Refunding RB, System, Series B (AGM), 5.25%, 10/01/19	4,000	4,961,360
Tohopekaliga Water Authority, RB, Series B (AGM):
5.00%, 10/01/22	1,975	2,111,018
5.00%, 10/01/23	1,180	1,260,240
Tohopekaliga Water Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/21	3,630	3,876,840
		19,051,526
Total Municipal Bonds in Florida		125,863,715

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments (concluded)	BlackRock Florida Municipal 2020 Term Trust (BFO)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Puerto Rico — 1.9%
State — 1.9%
Commonwealth of Puerto Rico, GO, Public Improvement (AGM), 5.50%, 7/01/19	$1,000	$1,181,870
Puerto Rico Sales Tax Financing Corp., RB, Sales Tax Revenue, Series C, 5.00%, 8/01/22	415	500,262
Total Municipal Bonds in Puerto Rico		1,682,132

US Virgin Islands — 1.1%
Corporate — 1.1%
Virgin Islands Public Finance Authority, Refunding RB, Senior Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21	1,000	1,000,220
Total Municipal Bonds — 146.5%		128,546,067

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Florida — 0.9%
Housing — 0.9%
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	720	769,586
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 0.9%		769,586
Total Long-Term Investments (Cost — $124,823,952) — 147.4%		129,315,653

Short-Term Securities	Shares
BIF Florida Municipal Money Fund, 0.00% (d)(e)	774,142	774,142
Total Short-Term Securities (Cost — $774,142) — 0.9%		774,142
Total Investments (Cost — $125,598,094) — 148.3%		130,089,795
Other Assets Less Liabilities — 1.1%		1,000,415
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (0.5)%		(480,453)
AMPS, at Redemption Value — (48.9)%		(42,900,310)
Net Assets Applicable to Common Shares — 100.0%		$87,709,447

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at January 31, 2012	Income

BIF Florida Municipal Money Fund	1,843,816	(1,069,674)	774,142	—

(e)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of January 31, 2012 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$129,315,653	—	$129,315,653
Short-Term Securities	$774,142	—	—	774,142
Total	$774,142	$129,315,653	—	$130,089,795

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	19

Schedule of Investments January 31, 2012 (Unaudited)	BlackRock Investment Quality Municipal Income Trust (RFA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
Selma Industrial Development Board, RB, International Paper Co., Series A, 5.38%, 12/01/35	$40	$41,815
Alaska — 0.3%
Northern Tobacco Securitization Corp., RB, Series A, 5.00%, 6/01/46	50	36,804
California — 8.3%
California Health Facilities Financing Authority, RB:
Series A, 5.00%, 11/15/40 (a)	25	26,860
Sutter Health, Series B, 6.00%, 8/15/42	120	138,245
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	130	147,879
California State Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	200	224,942
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	200	221,772
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	240	267,331
State of California, GO, Various Purpose, 6.00%, 3/01/33	185	219,747
		1,246,776
Colorado — 1.1%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	155	171,570
Delaware — 1.2%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	175	181,429
Florida — 6.8%
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	150	162,018
Manatee County Housing Finance Authority, RB, Series A, AMT (Ginnie Mae), 5.90%, 9/01/40	145	162,796
Orange County Health Facilities Authority, RB, 5.00%, 1/01/29	115	126,328
Village Center Community Development District, RB, Series A (NPFGC), 5.00%, 11/01/32	450	438,620
Village Community Development District No. 9, RB, 5.25%, 5/01/31 (a)	130	131,427
		1,021,189
Illinois — 11.1%
City of Chicago Illinois, Board of Education, GO, Series A, 5.50%, 12/01/39	200	226,616
City of Chicago Illinois, RB, Series A, 5.25%, 1/01/38	55	62,021
City of Chicago Illinois, Refunding RB, General, Third Lien, Series C, 6.50%, 1/01/41	445	537,756
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	45	50,310
Illinois Finance Authority, RB, Navistar International, Recovery Zone, 6.50%, 10/15/40	75	79,583
Illinois Finance Authority, Refunding RB, Series A:
Carle Foundation, 6.00%, 8/15/41	250	272,540
Northwestern Memorial Hospital, 6.00%, 8/15/39	250	287,522
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	100	114,092
6.00%, 6/01/28	30	33,640
		1,664,080

Municipal Bonds	Par (000)	Value
Indiana — 5.4%
Indiana Finance Authority WasteWater Utility, RB, First Lien, Series A, 5.25%, 10/01/31	$200	$230,792
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	335	382,067
Indianapolis Local Public Improvement Bond Bank, RB, 5.00%, 6/01/25	170	195,789
		808,648
Iowa — 0.2%
Iowa Tobacco Settlement Authority, RB, Series C, 5.63%, 6/01/46	40	30,022
Kansas — 1.9%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.50%, 11/15/29	250	289,350
Kentucky — 4.0%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	100	110,416
Louisville & Jefferson County Metropolitan Government, Refunding RB, Jewish Hospital & St. Mary’s HealthCare, 6.13%, 2/01/37	215	230,740
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	220	256,597
		597,753
Louisiana — 0.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	100	109,212
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	190	217,628
Massachusetts — 7.0%
Massachusetts Development Finance Agency, Refunding RB, Trustees Deerfield Academy, 5.00%, 10/01/40	125	143,846
Massachusetts HFA, HRB, Series B, AMT, 5.50%, 6/01/41	220	229,691
Massachusetts HFA, Refunding HRB, Series F, AMT, 5.70%, 6/01/40	250	262,365
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	120	126,138
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/39	250	281,418
		1,043,458
Michigan — 5.6%
Lansing Board of Water & Light Utilities System, RB, Series A, 5.50%, 7/01/41	130	150,927
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	250	285,928
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	325	401,901
		838,756
Nevada — 5.2%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	250	291,712
County of Clark Nevada, RB, Series B, 5.75%, 7/01/42	440	493,698
		785,410

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Income Trust (RFA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 6.6%
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc., Series A, AMT, 5.70%, 10/01/39	$175	$192,549
School Facilities Construction, Series AA, 5.50%, 12/15/29	250	284,845
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	165	176,989
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
5.25%, 6/15/36	100	112,515
Series A, 5.88%, 12/15/38	190	218,093
		984,991
New York — 7.0%
Hudson New York Yards Infrastructure Corp., RB, 5.75%, 2/15/47	40	45,200
New York City Transitional Finance Authority, RB:
Building Aid, Sub-Series 1A, 5.25%, 7/15/37	150	169,941
Fiscal 2009, Series S-3, 5.25%, 1/15/39	250	276,472
Sub-Series S-2A, 5.00%, 7/15/30	185	213,697
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	85	92,013
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.38%, 11/15/38	225	256,849
		1,054,172
Pennsylvania — 8.1%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	300	348,456
Pennsylvania HFA, Refunding RB, Series 99A, AMT, 5.15%, 4/01/38	200	217,266
Pennsylvania Turnpike Commission, RB:
Sub-Series A, 6.00%, 12/01/41	350	390,457
Sub-Series C (AGC), 6.25%, 6/01/38	215	255,867
		1,212,046
Texas — 10.6%
Central Texas Regional Mobility Authority, RB, Senior Lien, 6.00%, 1/01/41	240	257,086
Conroe ISD Texas, GO, School Building, Series A, 5.75%, 2/15/35	140	170,423
Harris County Cultural Education Facilities Finance Corp., RB, 5.25%, 10/01/29	100	114,347
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	250	300,597
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	250	289,080
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	280	318,212
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	125	139,039
		1,588,784
Virginia — 2.0%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	250	295,717
Total Municipal Bonds — 94.9%		14,219,610

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
California — 19.8%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	$300	$336,453
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	300	327,993
Los Angeles Community College District California, GO:
Election of 2008, Series C, 5.25%, 8/01/39	390	446,901
Series A, 6.00%, 8/01/33	700	841,293
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	60	65,997
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.50%, 8/01/39	615	707,543
University of California, RB, Series O, 5.75%, 5/15/34	210	247,096
		2,973,276
District of Columbia — 3.8%
District of Columbia, RB, Series A, 5.50%, 12/01/30	195	235,759
District of Columbia Water & Sewer Authority, RB, Series A, 5.50%, 10/01/39	300	339,746
		575,505
Florida — 3.6%
Hillsborough County Aviation Authority, RB, Series A, AMT (AGC), 5.50%, 10/01/38	280	296,038
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	225	240,496
		536,534
Illinois — 5.0%
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	400	476,128
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	250	275,199
		751,327
Massachusetts — 1.7%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	220	249,465
Nevada — 3.9%
Clark County Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	500	585,040
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	165	188,719
New Jersey — 2.2%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	300	325,677
New York — 9.9%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	240	280,377
Series FF-2, 5.50%, 6/15/40	255	293,526
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	315	357,850
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	190	216,207
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	300	335,841
		1,483,801
Ohio — 1.6%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	230	244,821

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	21

Schedule of Investments (concluded)	BlackRock Investment Quality Municipal Income Trust (RFA)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Puerto Rico — 1.0%
Puerto Rico Sales Tax Financing Corp., RB, Series C, 5.25%, 8/01/40	$130	$144,366
South Carolina — 3.9%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	510	579,880
Texas — 5.3%
City of San Antonio Texas, Refunding RB, Series A, 5.25%, 2/01/31	300	347,185
Harris County Cultural Education Facilities Finance Corp., RB, Hospital, Texas Children’s Hospital Project, 5.50%, 10/01/39	400	447,092
		794,277
Virginia — 1.0%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	130	145,347
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	240	255,386
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 65.6%		9,833,421
Total Long-Term Investments (Cost — $21,565,570) — 160.5%		24,053,031

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (c)(d)	390,265	390,265
Total Short-Term Securities (Cost — $390,265) — 2.6%		390,265
Total Investments (Cost — $21,955,835) — 163.1%		24,443,296
Other Assets Less Liabilities — 0.3%		47,801
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (32.9)%		(4,930,802)
AMPS, at Redemption Value — (30.5)%		(4,575,076)
Net Assets Applicable to Common Stocks — 100.0%		$14,985,219

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Chase Bank NA	$26,860	$270
Citigroup Global Markets, Inc.	$131,427	$1,427

(b)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at January 31, 2011	Income
FFI Institutional Tax-Exempt Fund	302,911	87,354	390,265	$17

(d)	Represents the current yield as of report date.

•	Financial futures contracts sold as of January 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
5	10-Year US Treasury Note	Chicago Board of Trade	March 2012	$661,250	$(8,760)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of January 31, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$24,053,031	—	$24,053,031
Short-Term Securities	$390,265	—	—	390,265
Total	$390,265	$24,053,031	—	$24,443,296

[1]	See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(8,760)	—	—	$(8,760)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments January 31, 2012 (Unaudited)	BlackRock Municipal Income Investment Trust (BBF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
Selma Industrial Development Board, RB, International Paper Company Project, 5.38%, 12/01/35	$275	$287,480
Alaska — 0.2%
Northern Tobacco Securitization Corp., RB, Asset Backed, Series A, 5.00%, 6/01/46	330	242,903
California — 9.8%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,315	1,478,994
California Health Facilities Financing Authority, RB, Scripps Health, Series A, 5.00%, 11/15/40 (a)	170	182,650
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	890	1,012,402
Grossmont Union High School District, GO, Election of 2008, Series B, 4.75%, 8/01/45	1,910	2,046,488
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,750	1,940,505
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	1,600	1,782,208
State of California, GO, Various Purpose, 6.00%, 3/01/33	1,275	1,514,470
		9,957,717
Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	1,095	1,212,056
Delaware — 1.2%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,230	1,275,190
District of Columbia — 1.1%
District of Columbia Water & Sewer Authority, RB, Series A, 5.25%, 10/01/29	1,000	1,171,140
Florida — 4.1%
Orange County Health Facilities Authority, RB, The Nemours Foundation Project, Series A, 5.00%, 1/01/29	780	856,830
Village Center Community Development District, RB, Series A (NPFGC), 5.00%, 11/01/32	1,795	1,749,605
Village Community Development District No. 9, RB, Special Assessment, Series 2012, 5.25%, 5/01/31 (a)	895	904,827
Watergrass Community Development District, Special Assessment Bonds, Series B, 5.13%, 11/01/14	980	683,148
		4,194,410
Georgia — 1.9%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	1,565	1,899,206
Illinois — 16.2%
Chicago Board of Education, GO, Series A:
5.50%, 12/01/39	1,000	1,133,080
5.00%, 12/01/41	1,640	1,755,768
Chicago Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	975	1,075,620
Chicago Transit Authority, RB:
Sales Tax Receipts, Series 2011, 5.25%, 12/01/31	1,060	1,213,160
Sales Tax Revenue, Series 2011, 5.25%, 12/01/36	310	346,580
City of Chicago Illinois, RB, Sales Tax Receipts, Series 2011 A, 5.25%, 1/01/38	385	434,149
City of Chicago Illinois, Refunding RB, General, Third Lien, Series C, 6.50%, 1/01/41	2,955	3,570,940

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Finance Authority, RB:
Navistar International, Recovery Zone, 6.50%, 10/15/40	$510	$541,161
Rush University Medical Center Obligation Group, Series B, 7.25%, 11/01/30	1,600	1,993,776
Illinois Finance Authority, Refunding RB, Series A:
Carle Foundation, 6.00%, 8/15/41	1,000	1,090,160
Northwestern Memorial Hospital, 6.00%, 8/15/39	1,900	2,185,171
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	690	787,235
6.00%, 6/01/28	195	218,657
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	125	138,416
		16,483,873
Indiana — 5.4%
Indiana Finance Authority Waste Water Utility, RB, First Lien, CWA Authority Project, Series A, 5.25%, 10/01/31	1,445	1,667,472
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,210	2,520,505
Indianapolis Local Public Improvement Bond Bank, RB, Series K (AGM), 5.00%, 6/01/25	1,140	1,312,938
		5,500,915
Iowa — 0.2%
Iowa Tobacco Settlement Authority, RB, Asset Backed, Series C, 5.63%, 6/01/46	270	202,646
Kansas — 1.8%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.50%, 11/15/29	1,600	1,851,840
Kentucky — 4.0%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	660	728,746
Louisville & Jefferson County Metropolitan Government, RB, Parking Authority, Series A, 5.75%, 12/01/34	1,500	1,749,525
Louisville & Jefferson County Metropolitan Government, Refunding RB, Jewish Hospital & St. Mary’s HealthCare, 6.13%, 2/01/37	1,450	1,556,154
		4,034,425
Louisiana — 0.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	715	780,866
Maine — 1.4%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	1,270	1,454,671
Massachusetts — 2.0%
Massachusetts Health & Educational Facilities Authority, RB, Tufts University, 5.38%, 8/15/38	1,000	1,174,430
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/39	750	844,252
		2,018,682
Michigan — 3.4%
Lansing Board of Water & Light, RB, Series A, 5.50%, 7/01/41	915	1,062,297
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	1,000	1,143,710
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	995	1,230,437
		3,436,444

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	23

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Nevada — 5.2%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	$1,600	$1,866,960
County of Clark Nevada, RB, Series B, 5.75%, 7/01/42	3,075	3,450,273
		5,317,233
New Jersey — 5.6%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,165	1,249,649
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	1,295	1,486,479
Series A, 5.50%, 6/15/41	1,000	1,147,390
Series B, 5.25%, 6/15/36	1,650	1,856,497
		5,740,015
New York — 10.9%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,000	1,130,010
New York City Transitional Finance Authority, RB, Building Aid:
Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,500	1,658,835
Fiscal 2012, Sub-Series S-1A, 5.25%, 7/15/37	2,000	2,265,880
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	605	654,913
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,638,277
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.38%, 11/15/38	1,510	1,723,740
		11,071,655
Pennsylvania — 5.4%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	500	580,760
Pennsylvania Turnpike Commission, RB, Sub-Series A:
5.63%, 12/01/31	1,500	1,717,020
6.00%, 12/01/41	1,500	1,673,385
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Children’s Hospital of Philadelphia Project, Series D, 5.00%, 7/01/32	1,375	1,522,922
		5,494,087
Puerto Rico — 2.9%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	2,605	2,915,776
Texas — 13.1%
Central Texas Regional Mobility Authority, RB, Senior Lien, 6.00%, 1/01/41	1,670	1,788,887
Conroe ISD Texas, GO, School Building, Series A, 5.75%, 2/15/35	890	1,083,406
Harris County Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.25%, 10/01/29	640	731,821
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	500	601,195
Lower Colorado River Authority, RB:
5.50%, 5/15/19 (b)	5	6,489
5.50%, 5/15/19 (b)	80	103,370
5.50%, 5/15/33	1,915	2,171,265
North Texas Tollway Authority, RB:
Special Projects System, Series A, 5.50%, 9/01/41	1,670	1,931,054
System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,000	1,123,410

Municipal Bonds	Par (000)	Value
Texas (concluded)
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	$1,905	$2,164,975
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,505	1,674,027
		13,379,899
Virginia — 1.2%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	1,000	1,182,870
Total Municipal Bonds — 99.3%		101,105,999

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 19.3%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	1,995	2,237,412
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	2,400	2,623,944
Los Angeles Community College District California, GO, Election of 2008:
Series A, 6.00%, 8/01/33	3,898	4,687,201
Series C, 5.25%, 8/01/39	2,630	3,013,717
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	400	439,980
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.50%, 8/01/39	4,214	4,849,261
University of California, RB, Series O, 5.75%, 5/15/34	1,500	1,764,975
		19,616,490
District of Columbia — 3.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30	1,395	1,686,583
District of Columbia Water & Sewer Authority, RB, Series A, 5.50%, 10/01/39	1,799	2,038,475
		3,725,058
Illinois — 3.3%
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	2,800	3,332,896
Massachusetts — 1.6%
Massachusetts State School Building Authority, RB, Dedicated Sales Tax, Senior, Series B, 5.00%, 10/15/41	1,490	1,689,556
Nevada — 5.2%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	2,500	2,925,200
Series B, 5.50%, 7/01/29	1,994	2,345,510
		5,270,710
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	1,094	1,252,406
New Jersey — 2.1%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	2,000	2,171,180
New York — 10.0%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	1,410	1,647,217
Series FF-2, 5.50%, 6/15/40	1,994	2,296,410
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	2,205	2,504,946

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New York (concluded)
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	$1,300	$1,479,309
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	2,000	2,238,940
		10,166,822
Ohio — 1.6%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	1,560	1,660,526
Puerto Rico — 1.0%
Puerto Rico Sales Tax Financing Corp., RB, Sales Tax, Senior Series 2011 C, 5.25%, 8/01/40	880	977,249
South Carolina — 2.0%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,755	1,995,470
Texas — 5.3%
City of San Antonio Texas, Refunding RB, Series A, 5.25%, 2/01/31	2,025	2,343,497
Harris County Cultural Education Facilities Finance Corp., RB, Hospital, Texas Children’s Hospital Project, 5.50%, 10/01/39	2,750	3,073,758
		5,417,255
Virginia — 1.0%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	899	1,006,246
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	1,680	1,787,702
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 59.0%		60,069,566
Total Long-Term Investments (Cost — $144,789,003) — 158.3%		161,175,565

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (d)(e)	3,319,178	3,319,178
Total Short-Term Securities (Cost — $3,319,178) — 3.3%		3,319,178
Total Investments (Cost — $148,108,131) — 161.6%		164,494,743
Other Assets Less Liabilities — 1.6%		1,655,272
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.7)%		(30,189,135)
VRDP Shares, at Liquidation Value — (33.6)%		(34,200,000)
Net Assets Applicable to Common Shares — 100.0%		$101,760,880

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Securities	$182,650	$1,838
Citigroup Global Markets	$904,827	$9,827

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at January 31, 2011	Income
FFI Institutional Tax-Exempt Fund	2,119,108	1,200,070	3,319,178	$431

(e)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of January 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
34	10-Year US Treasury Note	Chicago Board of Trade	March 2012	$4,496,500	$(59,565)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	25

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Trust (BBF)

The following tables summarize the inputs used as of January 31, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$161,175,565	—	$161,175,565
Short-Term Securities	$3,319,178	—	—	3,319,178
Total	$3,319,178	$161,175,565	—	$164,494,743

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(59,565)	—	—	$(59,565)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments January 31, 2012 (Unaudited)	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 130.4%
Corporate — 10.2%
New Jersey EDA, RB, AMT, Continental Airlines Inc. Project, 7.00%, 11/15/30 (a)	$925	$925,037
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	175	192,549
Salem County Utilities Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	300	329,103
		1,446,689
County/City/Special District/School District — 18.6%
City of Margate City New Jersey, GO, Improvement, 5.00%, 1/15/27	125	144,600
City of Perth Amboy New Jersey, GO, CAB (AGM), 4.50%, 7/01/34 (b)	100	103,225
Essex County Improvement Authority, RB, Newark Project, Series A (AGM), 6.00%, 11/01/30	275	315,469
Essex County Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	300	389,487
5.50%, 10/01/29	260	337,327
Hudson County Improvement Authority, RB: CAB, Series A-1 (NPFGC), 4.53%, 12/15/32 (c)	1,000	347,840
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	340	378,189
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (d)(e)	200	17,900
Newark Housing Authority, RB, South Ward Police Facility (AGC), 6.75%, 12/01/38	110	135,403
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.13%, 6/15/24	150	172,047
Union County Utilities Authority, Refunding RB, New Jersey Solid Waste System, County Deficiency Agreement, Series A, AMT, 5.00%, 6/15/41	255	286,411
		2,627,898
Education — 25.8%
New Jersey EDA, RB, School Facilities Construction:
Series CC-2, 5.00%, 12/15/31	200	220,836
Series CC-2, 5.00%, 12/15/32	200	219,772
Series S, 5.00%, 9/01/36	200	211,294
Series Y, 5.00%, 9/01/33	400	429,884
New Jersey Educational Facilities Authority, RB:
Montclair State University, Series J, 5.25%, 7/01/38	100	108,838
Refunding Kean University, Series A, 5.50%, 9/01/36	240	267,492
New Jersey Educational Facilities Authority, Refunding RB:
Georgian Court University, Series D, 5.00%, 7/01/33	100	102,860
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	80	88,374
Rowan University, Series B (AGC), 5.00%, 7/01/24	255	288,935
University of Medicine & Dentistry, Series B, 7.50%, 12/01/32	175	213,833
New Jersey Higher Education Assistance Authority, Refunding RB, Series 1A:
5.00%, 12/01/25	65	71,304
5.00%, 12/01/26	50	54,468
5.13%, 12/01/27	200	220,390
5.25%, 12/01/32	300	326,883
New Jersey Higher Education Student Assistance Authority, RB, Series 1A, AMT, 5.75%, 12/01/29	240	263,611
Rutgers-State University of New Jersey, Refunding RB, Series F, 5.00%, 5/01/39	500	551,335
		3,640,109

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health — 16.1%
New Jersey EDA, RB, First Mortgage, Lions Gate Project, Series A:
5.75%, 1/01/25	$60	$57,931
5.88%, 1/01/37	110	101,058
New Jersey EDA, Refunding RB:
First Mortgage, Winchester, Series A, 5.80%, 11/01/31	500	511,455
Seabrook Village Inc. Facility, 5.25%, 11/15/26	140	131,090
New Jersey Health Care Facilities Financing Authority, RB: AHS Hospital Corp., 6.00%, 7/01/41	230	270,130
Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	250	267,210
Meridian Health, Series I (AGC), 5.00%, 7/01/38	100	105,433
Virtua Health (AGC), 5.50%, 7/01/38	150	164,211
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health, Series A, 5.63%, 7/01/32	70	74,934
Barnabas Health, Series A, 5.63%, 7/01/37	190	199,551
Meridian Health System Obligated Group Issue, 5.00%, 7/01/26	115	130,054
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	250	255,338
		2,268,395
Housing — 10.7%
New Jersey State Housing & Mortgage Finance Agency, RB:
S/F Housing, Series X, AMT, 4.85%, 4/01/16	500	513,150
S/F Housing, Series X, AMT, 5.05%, 4/01/18	215	230,478
S/F Housing, Series CC, 5.00%, 10/01/34	210	219,631
Series A, 4.75%, 11/01/29	140	146,644
Series AA, 6.38%, 10/01/28	235	260,175
Series AA, 6.50%, 10/01/38	125	135,195
		1,505,273
State — 27.9%
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series 1998B-MB, AMT, 6.50%, 4/01/31	250	265,275
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/24	300	363,975
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	570	696,284
Newark Downtown District Management Corp., 5.13%, 6/15/37	100	100,577
School Facilities Construction, Series Z (AGC), 5.50%, 12/15/34	500	560,915
School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	300	346,041
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc., Project, Series B, AMT, 5.60%, 11/01/34	150	167,607
School Facilities, Series GG, 5.25%, 9/01/27	255	295,198
School Facilities Construction, Series AA, 5.50%, 12/15/29	200	227,876
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 9/01/28	100	127,625
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGC), 5.63%, 12/15/28	100	115,450
Series B, 5.25%, 6/15/36	300	337,545
State of New Jersey, COP, Equipment Lease Purchase, Series A:
5.25%, 6/15/27	200	225,412
5.25%, 6/15/28	100	112,039
		3,941,819

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	27

Schedule of Investments (continued)	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Transportation — 21.1%
Delaware River Port Authority of Pennsylvania and New Jersey, RB:
Port District Project, Series B (AGM), 5.70%, 1/01/22	$400	$401,016
Series D, 5.00%, 1/01/40	95	101,722
New Jersey State Turnpike Authority, RB, Series E, 5.25%, 1/01/40	215	236,958
New Jersey State Turnpike Authority, Refunding RB, Series C (AMBAC):
6.50%, 1/01/16	160	190,520
6.50%, 1/01/16 (f)	180	202,585
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
6.00%, 12/15/38	100	115,611
Series A, 6.00%, 6/15/35	450	545,220
Series A, 5.88%, 12/15/38	175	200,875
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/42	170	183,391
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	250	294,890
South Jersey Transportation Authority, RB, Series A (NPFGC), 4.50%, 11/01/35	490	499,109
		2,971,897
Total Municipal Bonds in New Jersey		18,402,080

Puerto Rico — 8.7%
County/City/Special District/School District — 3.7%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.00%, 8/01/42	250	282,815
Puerto Rico Sales Tax Financing Corp., Refunding RB, First Sub-Series C, 6.00%, 8/01/39	205	234,934
		517,749
State — 5.0%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM), 5.50%, 7/01/30	250	299,993
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	365	408,544
		708,537
Total Municipal Bonds in Puerto Rico		1,226,286
Total Municipal Bonds — 139.1%		19,628,366

Municipal Bonds Transferred to
Tender Option Bond Trusts (g)
New Jersey — 9.0%
County/City/Special District/School District — 5.2%
Union County Utilities Authority, Refunding RB, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	670	732,370
Transportation — 3.8%
Port Authority of New York & New Jersey, Refunding RB, AMT:
Consolidated, 106th Series, GO, 5.00%, 10/15/41	255	272,618
Consolidated, 152nd Series, 5.25%, 11/01/35	240	260,771
		533,389
Total Municipal Bonds in New Jersey		1,265,759

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Puerto Rico — 1.1%
State — 1.1%
Puerto Rico Sales Tax Financing Corp., RB, Senior Series C, 5.25%, 8/01/40	$140	$155,471
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.1%		1,421,230
Total Long-Term Investments (Cost — $19,568,741) — 149.2%		21,049,596

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (h)(i)	304,465	304,465
Total Short-Term Securities (Cost — $304,465) — 2.1%		304,465
Total Investments (Cost — $19,873,206) — 151.3%		21,354,061
Other Assets Less Liabilities — (7.6)%		393,252
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — 5.2%		(735,050)
AMPS, at Redemption Value — (48.9)%		(6,900,175)
Net Assets Applicable to Common Shares — 100.0%		$14,112,088

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Non-income producing security.

(f)	Security is collateralized by Municipal or US Treasury obligations.

(g)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at January 31, 2012	Income
BIF New Jersey Municipal Money Fund	209,983	94,482	304,465	$15

(i)	Represents the current yield as of report date.

•

For Trust compliance purposes,the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments (concluded)	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)

•	Financial futures contracts sold as of January 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
	10-Year US	Chicago
	Treasury	Board of	March
5	Note	Trade	2012	$661,250	$(8,760)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of January 31, 2012 in determining the fair valuation of Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$21,049,596	—	$21,049,596
Short-Term Securities	$304,465	—	—	304,465
Total	$304,465	$21,049,596	—	$21,354,061

[1]	See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(8,760)	—	—	$(8,760)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	29

Schedule of Investments January 31, 2012 (Unaudited)	BlackRock New Jersey Municipal Income Trust (BNJ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 118.1%
Corporate — 8.1%
New Jersey EDA, RB, AMT, Continental Airlines Inc. Project (a):
7.00%, 11/15/30	$3,450	$3,450,138
7.20%, 11/15/30	2,000	1,999,920
New Jersey EDA, Refunding RB, New Jersey American Water Co. Inc., Project, Series A, AMT, 5.70%, 10/01/39	1,500	1,650,420
Salem County Utilities Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	2,400	2,632,824
		9,733,302
County/City/Special District/School District — 14.8%
City of Margate City New Jersey, GO, Improvement, 5.00%, 1/15/28	1,085	1,246,036
City of Perth Amboy New Jersey, GO, CAB (AGM) (b):
5.00%, 7/01/34	1,075	1,109,669
5.00%, 7/01/35	175	180,035
Essex County Improvement Authority, RB, Newark Project, Series A (AGM), 6.00%, 11/01/30	1,090	1,250,404
Essex County Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	1,440	1,869,537
5.50%, 10/01/29	2,630	3,412,188
Hudson County Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC):
5.25%, 1/01/39	2,000	2,213,300
5.38%, 1/01/44	2,400	2,669,568
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (c)(d)	1,790	160,205
Newark Housing Authority, RB, South Ward Police Facility (AGC), 6.75%, 12/01/38	1,020	1,255,559
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	2,600	2,376,764
		17,743,265
Education — 15.3%
New Jersey EDA, RB, School Facilities Construction, Series CC-2, 5.00%, 12/15/31	1,525	1,683,875
New Jersey EDA, Refunding RB, School Facilities, Series GG, 5.25%, 9/01/27	1,800	2,083,752
New Jersey Educational Facilities Authority, RB:
Montclair State University, Series J, 5.25%, 7/01/38	580	631,260
Refunding Kean University, Series A, 5.50%, 9/01/36	2,060	2,295,973
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,230	3,492,696
Georgian Court University, Series D, 5.00%, 7/01/33	250	257,150
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	660	729,082
University of Medicine & Dentistry, Series B, 7.50%, 12/01/32	1,450	1,771,755
New Jersey Higher Education Assistance Authority, Refunding RB, Series 1A:
5.00%, 12/01/25	535	586,890
5.00%, 12/01/26	350	381,276
5.25%, 12/01/32	500	544,805
New Jersey Higher Education Student Assistance Authority, RB, Series 1, AMT, 5.75%, 12/01/29	2,055	2,257,171
Rutgers-State University of New Jersey, Refunding RB, Series F, 5.00%, 5/01/39	1,500	1,654,005
		18,369,690

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health — 21.4%
New Jersey EDA, RB:
First Mortgage, Lions Gate Project, Series A, 5.75%, 1/01/25	$500	$482,755
First Mortgage, Lions Gate Project, Series A, 5.88%, 1/01/37	855	785,497
Masonic Charity Foundation Project, 5.50%, 6/01/31	875	893,200
New Jersey EDA, Refunding RB:
First Mortgage, Winchester, Series A, 5.75%, 11/01/24	4,050	4,182,961
Seabrook Village Inc. Facility, 5.25%, 11/15/26	1,790	1,676,084
New Jersey Health Care Facilities Financing Authority, RB:
AHS Hospital Corp., 6.00%, 7/01/37	900	1,051,596
AHS Hospital Corp., 6.00%, 7/01/41	1,045	1,227,332
Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	2,350	2,511,774
Kennedy Health System, 5.63%, 7/01/31	2,030	2,033,776
Meridian Health, Series I (AGC), 5.00%, 7/01/38	750	790,748
Virtua Health (AGC), 5.50%, 7/01/38	1,250	1,368,425
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Atlantic City Medical System, 5.75%, 7/01/25	1,255	1,270,148
Barnabas Health, Series A, 5.63%, 7/01/32 (e)	580	620,878
Barnabas Health, Series A, 5.63%, 7/01/37 (e)	1,605	1,685,683
Meridian Health System Obligated Group Issue, 5.00%, 7/01/26	970	1,096,973
Robert Wood Johnson, 5.00%, 7/01/31	500	542,455
South Jersey Hospital, 5.00%, 7/01/46	1,650	1,677,951
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	1,750	1,787,363
		25,685,599
Housing — 11.5%
Middlesex County Improvement Authority, RB, AMT (Fannie Mae):
Administration Building Residential Project, 5.35%, 7/01/34	1,400	1,400,812
New Brunswick Apartments Rental Housing, 5.30%, 8/01/35	4,345	4,362,641
New Jersey State Housing & Mortgage Finance Agency, RB:
S/F Housing, Series CC, 5.00%, 10/01/34	1,775	1,856,402
S/F Housing, Series X, AMT, 4.85%, 4/01/16	1,750	1,796,025
Series A, 4.75%, 11/01/29	1,185	1,241,240
Series AA, 6.38%, 10/01/28	1,380	1,527,839
Series AA, 6.50%, 10/01/38	1,520	1,643,971
		13,828,930
State — 22.4%
Garden State Preservation Trust, RB, CAB, Series B (AGM), 5.22%, 11/01/26 (f)	6,000	3,670,320
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series 1998B, AMT, 6.50%, 4/01/31	5,000	5,305,500
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/24	1,000	1,213,250
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,365	1,667,416
School Facilities Construction, Series Z (AGC), 5.50%, 12/15/34	3,000	3,365,490
New Jersey EDA, Refunding RB:
New Jersey American Water Co. Inc. Project, Series B, AMT, 5.60%, 11/01/34	1,275	1,424,659
School Facilities Construction, Series AA, 5.50%, 12/15/29	2,000	2,278,760

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
State (concluded)
New Jersey EDA, Special Assessment Bonds, Refunding, Kapkowski Road Landfill Project, 6.50%, 4/01/28	$2,500	$2,776,625
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AGM), 4.85%, 12/15/32 (f)	4,000	1,479,000
Series A (AGC), 5.63%, 12/15/28	670	773,515
State of New Jersey, COP, Equipment Lease Purchase, Series A:
5.25%, 6/15/27	2,000	2,254,120
5.25%, 6/15/28	600	672,234
		26,880,889
Transportation — 22.0%
Delaware River Port Authority, RB:
Port District Project, Series B (AGM), 5.70%, 1/01/22	1,000	1,002,540
Series D, 5.00%, 1/01/40	800	856,608
New Jersey State Turnpike Authority, RB, Series E, 5.25%, 1/01/40	1,970	2,171,196
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 6.00%, 6/15/35	3,845	4,658,602
Series A, 5.88%, 12/15/38	1,770	2,031,713
Series A, 6.00%, 12/15/38	945	1,092,524
Series A, 5.50%, 6/15/41	1,000	1,147,390
Series A (AGC), 5.50%, 12/15/38	1,000	1,114,080
Series B, 5.25%, 6/15/36	2,500	2,812,875
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, Special Project, Series 6:
6.00%, 12/01/42	1,430	1,542,641
AMT (NPFGC), 5.75%, 12/01/22	6,000	6,000,300
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	1,750	2,064,230
		26,494,699
Utilities — 2.6%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 4.42%, 9/01/33 (f)	2,000	688,980
Union County Utilities Authority, Refunding RB, New Jersey Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	2,185	2,454,148
		3,143,128
Total Municipal Bonds in New Jersey		141,879,502

Puerto Rico — 18.8%
County/City/Special District/School District — 6.6%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
5.75%, 8/01/37	3,075	3,441,847
6.00%, 8/01/42	2,250	2,545,335
Puerto Rico Sales Tax Financing Corp., Refunding RB, First Sub, Series C, 6.00%, 8/01/39	1,740	1,994,075
		7,981,257
Housing — 3.7%
Puerto Rico Housing Finance Authority, RB, Mortgage-Backed Securities, Series B, AMT (Ginnie Mae), 5.30%, 12/01/28	2,210	2,211,658
Puerto Rico Housing Finance Authority, Refunding RB, Mortgage-Backed Securities, Series A (Ginnie Mae), 5.20%, 12/01/33	2,210	2,212,055
		4,423,713

Municipal Bonds	Par (000)	Value
Puerto Rico (concluded)
State — 4.7%
Puerto Rico Public Buildings Authority, RB, CAB, Series D (AMBAC) (b):
5.45%, 7/01/17 (e)	$3,665	$4,278,228
5.45%, 7/01/31	1,335	1,352,662
		5,630,890
Transportation — 2.9%
Puerto Rico Highway & Transportation Authority, Refunding RB:
Series AA-1 (AGM), 4.95%, 7/01/26	295	319,898
Series CC (AGC), 5.50%, 7/01/31	935	1,116,035
Series CC (AGM), 5.50%, 7/01/30	1,680	2,015,949
		3,451,882
Utilities — 0.9%
Puerto Rico Electric Power Authority, RB, Series WW, 5.50%, 7/01/38	1,000	1,064,320
Total Municipal Bonds in Puerto Rico		22,552,062
Total Municipal Bonds — 136.9%		164,431,564

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
New Jersey — 14.8%
Education — 2.9%
New Jersey EDA, RB, School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	3,000	3,460,410
Transportation — 6.7%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	2,000	2,171,180
Port Authority of New York & New Jersey, Refunding RB, Consolidated, AMT:
152nd Series, 5.25%, 11/01/35	2,039	2,216,552
169th Series, 5.00%, 10/15/41	3,495	3,736,469
		8,124,201
Utilities — 5.2%
Union County Utilities Authority, Refunding RB, New Jersey Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	5,710	6,241,544
Total Municipal Bonds in New Jersey		17,826,155

Puerto Rico — 1.1%
State — 1.1%
Puerto Rico Sales Tax Financing Corp., RB, Senior Series C, 5.25%, 8/01/40	1,180	1,310,402
Total Municipal Bonds in Puerto Rico		1,310,402
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.9%		19,136,557
Total Long-Term Investments (Cost — $170,760,379) — 152.8%		183,568,121

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	31

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Income Trust (BNJ)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BIF New Jersey Municipal Money Fund, 0.00% (h)(i)	1,878,917	$1,878,917
Total Short-Term Securities (Cost — $1,878,917) — 1.6%		1,878,917
Total Investments (Cost — $172,639,296) — 154.4%		185,447,038
Other Assets Less Liabilities — 2.8%		3,397,611
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.0)%		(9,636,065)
AMPS, at Redemption Value — (49.2)%		(59,100,988)
Net Assets Applicable to Common Shares — 100.0%		$120,107,596

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at January 31, 2012	Income
BIF New Jersey Municipal Money Fund	5,114,806	(3,235,889)	1,878,917	—

(i)	Represents the current yield as of report date.

•

For Trust compliance purposes,the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of January 31,2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
40	10-Year US Treasury Note	Chicago Board of Trade	March 2012	$5,290,000	$(70,076)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including,but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of January 31, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$183,568,121	—	$183,568,121
Short-Term Securities	$1,878,917	—	—	1,878,917
Total	$1,878,917	$183,568,121	—	$185,447,038

[1]	See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(70,076)	—	—	$(70,076)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments January 31, 2012 (Unaudited)	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 126.9%
Corporate — 14.5%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	$130	$133,697
Essex County Industrial Development Agency New York, RB, International Paper Co., Series A, AMT, 6.63%, 9/01/32	100	108,577
Jefferson County Industrial Development Agency New York, Refunding RB, Solid Waste, Series A, AMT, 5.20%, 12/01/20	150	151,371
New York City Industrial Development Agency, RB, American Airlines Inc., JFK International Airport, AMT (a)(b)(c):
7.63%, 8/01/25	800	720,648
7.75%, 8/01/31	300	270,264
New York Liberty Development Corp., RB, Goldman Sachs Headquarters:
5.25%, 10/01/35	550	602,872
5.50%, 10/01/37	200	227,266
Port Authority of New York & New Jersey, RB, Continental Airlines Inc. and Eastern Air Lines Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	660	666,798
		2,881,493
County/City/Special District/School District — 39.8%
Amherst Development Corp., RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM):
4.38%, 10/01/30	250	264,590
4.63%, 10/01/40	275	288,601
Hudson New York Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	800	821,832
5.75%, 2/15/47	100	113,001
(NPFGC), 4.50%, 2/15/47	260	256,831
Monroe County Industrial Development Corp., RB, Series A, 5.00%, 7/01/31	265	303,743
New York City Industrial Development Agency, RB PILOT:
CAB, Yankee Stadium (AGC), 5.89%, 3/01/35 (d)	400	133,136
CAB, Yankee Stadium (AGC), 6.23%, 3/01/45 (d)	445	83,451
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	112,488
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	250	226,685
Yankee Stadium (FGIC), 5.00%, 3/01/46	100	101,756
New York City Transitional Finance Authority, RB, Fiscal 2009, Series -3, 5.25%, 1/15/39	150	165,884
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/44	685	705,660
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project:
5.00%, 11/15/31	250	273,250
5.75%, 11/15/51	295	335,689
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project:
5.63%, 7/15/47	1,100	1,164,614
6.38%, 7/15/49	100	108,250
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.00%, 7/01/39	100	109,516
Saint Lawrence County Industrial Development Agency, RB, Clarkson University Project, 6.00%, 9/01/34	150	176,161
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.00%, 10/15/32	2,000	2,179,860
		7,924,998

Municipal Bonds	Par (000)	Value
New York (continued)
Education — 15.8%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A (b)(c):
7.00%, 5/01/25	$95	$21,855
7.00%, 5/01/35	60	13,803
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	100	106,977
Nassau County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	100	108,820
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	150	174,531
Cornell University, Series A, 5.00%, 7/01/40	100	112,480
Fordham University, Series A, 5.50%, 7/01/36	50	57,014
Rochester Institute of Technology, Series A, 6.00%, 7/01/33	175	205,655
University of Rochester, Series A, 5.13%, 7/01/39	200	219,420
University of Rochester, Series A, 5.75%, 7/01/39 (e)	175	171,873
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	75	85,255
Skidmore College, Series A, 5.25%, 7/01/30	250	288,300
Teachers College, 5.50%, 3/01/39	200	222,772
Schenectady County Industrial Development Agency, Refunding RB, Union College Project, 5.00%, 7/01/31	200	214,628
Suffolk County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, 5.00%, 3/01/26	100	103,581
Tompkins County Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	50	57,518
Trust for Cultural Resources, RB, Series A:
Carnegie Hall, 4.75%, 12/01/39	375	396,577
Carnegie Hall, 5.00%, 12/01/39	150	161,247
Juilliard School, 5.00%, 1/01/39	250	276,735
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	125	138,816
		3,137,857
Health — 24.9%
Dutchess County Local Development Corp., Refunding RB, Health Quest System Inc., Series A, 5.75%, 7/01/30	150	167,349
Genesee County Industrial Development Agency New York, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	100	90,909
Monroe County Industrial Development Corp., RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	100	113,228
New York State Dormitory Authority, MRB, Hospital, Lutheran Medical (FHA), 5.00%, 8/01/31	250	253,580
New York State Dormitory Authority, RB:
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	75	85,783
New York University Hospital Center, Series A, 5.75%, 7/01/31	100	111,265
New York University Hospital Center, Series A, 5.00%, 7/01/36	500	508,995
New York University Hospital Center, Series B, 5.63%, 7/01/37	150	157,731
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	500	545,585
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	175	193,921
North Shore-Long Island Jewish Obligated Group, Series A, 5.75%, 5/01/37	250	282,652

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	33

Schedule of Investments (continued)	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Health (concluded)
New York State Dormitory Authority, Refunding RB:
Kateri Residence, 5.00%, 7/01/22	$1,000	$1,011,340
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	140	153,374
North Shore-Long Island Jewish Health System, Series E, 5.50%, 5/01/33	150	168,341
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/31	100	105,919
Saratoga County Industrial Development Agency New York, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/32	100	104,273
Suffolk County Industrial Development Agency New York, Refunding RB, Jeffersons Ferry Project, 5.00%, 11/01/28	115	116,641
Westchester County Healthcare Corp. New York, RB, Senior Lien, Series A, Remarketing, 5.00%, 11/01/30	400	421,756
Westchester County Healthcare Corp. New York, Refunding RB, Senior Lien, Series B, 6.00%, 11/01/30	100	115,195
Westchester County Industrial Development Agency New York, MRB, Kendal on Hudson Project, Series A, 6.38%, 1/01/24	250	251,067
		4,958,904
Housing — 9.5%
New York City Housing Development Corp., RB:
Series A (Ginnie Mae), 5.25%, 5/01/30	1,000	1,026,790
Series B1, AMT, 5.15%, 11/01/37	250	256,448
Series J-2-A, AMT, 4.75%, 11/01/27	500	510,280
New York Mortgage Agency, Refunding RB, Series 143, AMT, 4.90%, 10/01/37	95	96,117
		1,889,635
State — 9.8%
New York State Dormitory Authority, ERB:
Series B, 5.75%, 3/15/36	150	176,902
Series C, 5.00%, 12/15/31	150	170,267
New York State Dormitory Authority, LRB, Municipal Health Facilities, Sub-Series 2-4, 4.75%, 1/15/30	200	213,332
New York State Dormitory Authority, Refunding RB, State University Educational Facilities, Series A (AMBAC), 5.25%, 5/15/15	1,005	1,114,153
New York State Urban Development Corp., RB, State Personal Income Tax (General Purpose), Series A, 3.50%, 3/15/28	150	156,675
Onondaga Civic Development Corp., RB, Upstate Properties Development, Inc., 5.25%, 12/01/41	120	128,957
		1,960,286
Transportation — 3.8%
Metropolitan Transportation Authority, RB:
Series C, 6.50%, 11/15/28	250	311,495
Transportation, Series A, 5.00%, 11/15/27	250	291,530
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/42	150	161,815
		764,840
Utilities — 8.8%
Long Island Power Authority, RB, 5.00%, 5/01/36	100	109,771
New York City Municipal Water Finance Authority, RB:
Second General Resolution, Series HH, 5.00%, 6/15/32	1,280	1,478,707
Series B, 5.00%, 6/15/36	150	160,298
		1,748,776
Total Municipal Bonds in New York		25,266,789

Municipal Bonds	Par (000)	Value
Guam — 1.7%
State — 0.5%
Territory of Guam, GO, Series A, 7.00%, 11/15/39	$100	$105,914
Tobacco — 0.4%
Guam Economic Development & Commerce Authority, Refunding RB, Tobacco Settlement Asset Backed, 5.63%, 6/01/47	100	81,524
Utilities — 0.8%
Guam Government Waterworks Authority, Refunding RB, Water, 5.88%, 7/01/35	150	150,750
Total Municipal Bonds in Guam		338,188

Puerto Rico — 7.2%
County/City/Special District/School District — 1.9%
Puerto Rico Sales Tax Financing Corp., RB, CAB, Series A, 6.40%, 8/01/32 (d)	750	257,887
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.75%, 8/01/41 (d)	550	109,709
		367,596
State — 5.0%
Commonwealth of Puerto Rico, GO, Refunding, Sub-Series C-7 (NPFGC), 6.00%, 7/01/28	250	275,220
Puerto Rico Commonwealth Infrastructure Financing Authority, RB, CAB, Series A (AMBAC), 4.99%, 7/01/44 (d)	395	49,758
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	600	671,580
		996,558
Transportation — 0.3%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series AA-1 (AGM), 4.95%, 7/01/26	60	65,064
Total Municipal Bonds in Puerto Rico		1,429,218
Total Municipal Bonds — 135.8%		27,034,195

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New York — 19.8%
Transportation — 8.1%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	800	903,932
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	375	426,011
Port Authority of New York & New Jersey, RB, Consolidated 169th Series, 5.00%, 10/15/26	250	289,538
		1,619,481
Utilities — 11.7%
New York City Municipal Water & Sewer Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	105	122,665
New York City Municipal Water Finance Authority, RB, Second General Resolution, Fiscal 2012, Series B, AMT, 5.00%, 6/15/44	750	835,497
New York City Municipal Water Finance Authority, Refunding RB, Series A, 4.75%, 6/15/30	1,000	1,095,820
Suffolk County Water Authority, Refunding RB, 3.00%, 6/01/25	255	266,197
		2,320,179
Total Municipal Bonds in New York		3,939,660

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments (concluded)	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Puerto Rico — 0.7%
State — 0.7%
Puerto Rico Sales Tax Financing Corp., RB, Series C, 5.25%, 8/01/40	$130	$144,366
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 20.5%		4,084,026
Total Long-Term Investments (Cost — $29,086,039) — 156.3%		31,118,221

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (g)(h)	386,680	386,680
Total Short-Term Securities (Cost — $386,680) — 2.0%		386,680
Total Investments (Cost — $29,472,719) — 158.3%		31,504,901
Other Assets Less Liabilities — 1.0%		204,143
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.4)%		(2,080,684)
AMPS, at Redemption Value — (48.9)%		(9,725,070)
Net Assets Applicable to Common Shares — 100.0%		$19,903,290

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Non-income producing security.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at January 31, 2012	Income
BIF New York Municipal Money Fund	88,605	298,075	386,680	—

(h)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of January 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
6	10-Year US Treasury Note	Chicago Board of Trade	March 2012	$793,500	$(10,511)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of January 31, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments
Long-Term Investments[1]	—	$31,118,221	—	$31,118,221
Short-Term Investments	$386,680	—	—	386,680
Total	$386,680	$31,118,221	—	$31,504,901

[1]	See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$(10,511)	—	—	$(10,511)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

	SEMI-ANNUAL REPORT	JANUARY 31, 2012	35

Schedule of Investments January 31, 2012 (Unaudited)	BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 124.4%
Corporate — 14.8%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	$1,000	$1,028,440
Essex County Industrial Development Agency New York, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	550	597,174
New York City Industrial Development Agency, RB, American Airlines Inc., JFK International Airport, AMT (a)(b)(c):
7.63%, 8/01/25	3,200	2,882,592
7.75%, 8/01/31	4,000	3,603,520
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	6,350	6,960,425
Port Authority of New York & New Jersey, RB, Continental Airlines Inc. and Eastern Air Lines Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	6,040	6,102,212
Suffolk County Industrial Development Agency New York, RB, KeySpan, Port Jefferson, AMT, 5.25%, 6/01/27	7,000	7,182,560
		28,356,923
County/City/Special District/School District — 28.4%
Amherst Development Corp., RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	1,100	1,154,406
Buffalo & Erie County Industrial Land Development Corp., RB, Buffalo State College Foundation Housing Corp., 5.38%, 10/01/41	140	153,013
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	750	859,335
Series A-1, 5.00%, 8/01/35	1,000	1,125,510
Series C, 5.38%, 3/15/12 (d)	5,000	5,031,850
Series D, 5.38%, 6/01/32	2,485	2,522,399
Sub-Series G-1, 6.25%, 12/15/31	500	618,055
Sub-Series I-1, 5.38%, 4/01/36	1,750	2,000,390
Hudson New York Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	5,985	6,148,331
(AGM), 5.00%, 2/15/47	1,000	1,039,200
(NPFGC), 4.50%, 2/15/47	1,970	1,945,986
Metropolitan Transportation Authority, RB, Transportation, Series D, 5.00%, 11/15/34	800	876,752
Monroe County Industrial Development Corp., RB, Series A, 5.00%, 7/01/31	1,900	2,177,780
New York City Industrial Development Agency, RB:
CAB, Yankee Stadium, PILOT, 6.23%, 3/01/45 (e)	1,500	281,295
CAB, Yankee Stadium, PILOT (AGC), 6.09%, 3/01/42 (e)	1,960	435,394
Marymount School of New York Project (ACA), 5.13%, 9/01/21	750	766,387
Marymount School of New York Project (ACA), 5.25%, 9/01/31	500	510,515
Queens Baseball Stadium, PILOT (AGC), 6.38%, 1/01/39	150	168,732
Queens Baseball Stadium, PILOT (AMBAC), 5.00%, 1/01/36	4,000	3,661,040
Royal Charter, New York Presbyterian (AGM), 5.25%, 12/15/32	1,550	1,585,944
New York City Transitional Finance Authority, RB:
Fiscal 2009, Series S-3, 5.25%, 1/15/39	650	718,829
Fiscal 2012, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	938,858
Series S-2 (NPFGC), 4.25%, 1/15/34	1,700	1,738,862
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	250	260,120
5.00%, 11/15/44	9,660	9,951,346
4.75%, 11/15/45	500	504,625

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District
(concluded)
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	$860	$939,980
4 World Trade Center Project, 5.75%, 11/15/51	1,340	1,524,826
Second Priority, Bank of America Tower at One Bryant Park Project, 5.63%, 7/15/47	2,000	2,117,480
Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	1,200	1,299,000
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.00%, 7/01/39	750	821,370
New York State Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	395	429,452
Saint Lawrence County Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	275	308,102
		54,615,164
Education — 25.4%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A (b)(c):
7.00%, 5/01/25	910	209,346
7.00%, 5/01/35	590	135,730
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	875	936,049
Dutchess County Industrial Development Agency New York, Refunding RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	7,000	7,020,300
Madison County Industrial Development Agency New York, RB:
Colgate University Project, Series B, 5.00%, 7/01/33	2,000	2,058,680
Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/33	275	279,004
Nassau County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	1,165	1,267,753
New York City Industrial Development Agency, RB, New York University Project (BHAC), 5.00%, 7/01/41	4,500	4,503,960
New York City Trust for Cultural Resources, Refunding RB, Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,120,640
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.25%, 11/01/24	155	179,681
Convent of the Sacred Heart (AGM), 5.63%, 11/01/32	750	882,750
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	210	244,343
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,124,800
Mount Sinai School of Medicine, 5.13%, 7/01/39	2,000	2,161,760
New School University (NPFGC), 5.00%, 7/01/41	5,000	5,002,450
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	1,440	1,888,718
New York University, Series 2 (AMBAC), 5.00%, 7/01/41	4,000	4,011,440
New York University, Series A (AMBAC), 5.00%, 7/01/37	1,000	1,075,960
Rochester Institute of Technology, Series A, 6.00%, 7/01/33	1,000	1,175,170
University of Rochester, Series A, 5.13%, 7/01/39	850	932,535
University of Rochester, Series A, 5.75%, 7/01/39 (f)	650	638,384
University of Rochester, Series B, 5.00%, 7/01/39	500	527,810

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	$475	$539,947
Skidmore College, Series A, 5.00%, 7/01/27	190	219,953
Skidmore College, Series A, 5.00%, 7/01/28	75	86,294
Skidmore College, Series A, 5.25%, 7/01/29	85	98,768
Teachers College, 5.50%, 3/01/39	450	501,237
Yeshiva University, 5.00%, 9/01/34	275	293,384
Suffolk County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, 5.00%, 3/01/26	1,000	1,035,810
Tompkins County Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	700	805,259
Trust for Cultural Resources, RB, Series A:
Carnegie Hall, 4.75%, 12/01/39	2,250	2,379,465
Juilliard School, 5.00%, 1/01/39	2,100	2,324,574
Westchester County Industrial Development Agency New York, RB, Windward School Civic Facility (Radian), 5.25%, 10/01/31	2,500	2,501,000
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	625	694,081
		48,857,035
Health — 11.6%
Dutchess County Local Development Corp., Refunding RB, Health Quest System Inc., Series A, 5.75%, 7/01/40	300	323,838
Genesee County Industrial Development Agency New York, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	500	454,545
Monroe County Industrial Development Corp., RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,050	1,188,894
New York State Dormitory Authority, RB:
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	750	805,800
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	200	229,452
New York University Hospital Center, Series A, 5.00%, 7/01/36	3,390	3,450,986
New York University Hospital Center, Series A, 6.00%, 7/01/40	500	551,310
New York University Hospital Center, Series B, 5.63%, 7/01/37	530	557,316
North Shore-Long Island Jewish Health System, 5.50%, 5/01/13 (d)	2,000	2,131,820
North Shore-Long Island Jewish Health System, Series A, 5.00%, 5/01/32	1,750	1,909,548
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	1,775	1,966,913
Nysarc Inc., Series A, 6.00%, 7/01/32	575	657,668
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,385	1,517,309
North Shore-Long Island Jewish Health System, Series E, 5.50%, 5/01/33	1,100	1,234,497
Suffolk County Industrial Development Agency New York, Refunding RB, Jeffersons Ferry Project, 5.00%, 11/01/28	1,175	1,191,767
Westchester County Healthcare Corp. New York, RB, Senior Lien, Series A, Remarketing, 5.00%, 11/01/30	2,500	2,635,975
Westchester County Healthcare Corp. New York, Refunding RB, Senior Lien, Series B, 6.00%, 11/01/30	375	431,981
Westchester County Industrial Development Agency New York, MRB, Kendal on Hudson Project, Series A, 6.38%, 1/01/24	1,000	1,004,270
		22,243,889

Municipal Bonds	Par (000)	Value
New York (continued)
Housing — 4.5%
New York Mortgage Agency, Refunding RB, AMT:
Homeowner Mortgage, Series 97, 5.50%, 4/01/31	$1,885	$1,886,263
Series 101, 5.40%, 4/01/32	4,275	4,277,565
New York State HFA, RB, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,500	1,519,950
Yonkers EDC, Refunding RB, Riverview II (Freddie Mac), 4.50%, 5/01/25	1,000	1,050,570
		8,734,348
State — 2.6%
Hudson New York Yards Infrastructure Corp., RB, Series A	200	226,002
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	600	707,610
New York State Dormitory Authority, LRB, Municipal Health Facilities, Sub-Series 2-4, 4.75%, 1/15/30	1,850	1,973,321
New York State Dormitory Authority, RB, Mental Health Services Facilities Improvement, Series B (AMBAC), 5.00%, 2/15/35	2,000	2,095,160
		5,002,093
Tobacco — 5.1%
New York Counties Tobacco Trust III, RB, Tobacco Settlement Pass-Thru, Turbo, 6.00%, 6/01/43	3,700	3,311,315
Rensselaer Tobacco Asset Securitization Corp., RB, Asset-Backed, Series A, 5.75%, 6/01/43	2,500	2,156,900
Rockland Tobacco Asset Securitization Corp., RB, Asset-Backed, 5.75%, 8/15/43	5,000	4,312,850
		9,781,065
Transportation — 20.8%
Hudson New York Yards Infrastructure Corp., RB (AGC), 5.00%, 2/15/47	1,000	1,039,200
Metropolitan Transportation Authority, RB, Series 2008C, 6.50%, 11/15/28	1,000	1,245,980
Metropolitan Transportation Authority, Refunding RB, Series A:
5.13%, 1/01/29	820	832,612
5.00%, 11/15/30	12,000	12,339,960
5.13%, 11/15/31	5,000	5,136,550
New York City Industrial Development Agency, RB, Airis JFK I LLC Project, Series A, AMT, 5.50%, 7/01/28	9,000	8,167,680
Port Authority of New York & New Jersey, RB:
Consolidated, 124th Series, AMT, 5.00%, 8/01/36	2,000	2,001,920
JFK International Air Terminal, 6.00%, 12/01/42	1,000	1,078,770
Special Project, JFK International Air Terminal, Series 6, AMT (NPFGC), 6.25%, 12/01/13	1,000	1,041,130
Special Project, JFK International Air Terminal, Series 6, AMT (NPFGC), 5.75%, 12/01/22	7,000	7,000,350
		39,884,152
Utilities — 11.2%
Long Island Power Authority, RB, General:
Series A (AGM), 5.00%, 5/01/36	500	548,855
Series C (CIFG), 5.25%, 9/01/29	2,000	2,418,340
Long Island Power Authority, Refunding RB, Series A, 5.75%, 4/01/39	4,000	4,595,960
New York City Municipal Water Finance Authority, RB:
Second General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	5,300	6,122,772
Series B, 5.00%, 6/15/36	750	801,488
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,147,870
Series D, 5.00%, 6/15/39	5,000	5,500,450

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	37

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities (concluded)
New York State Environmental Facilities Corp., RB, Revolving Funds, New York City Municipal Water, 5.00%, 6/15/36	$350	$395,808
		21,531,543
Total Municipal Bonds in New York		239,006,212

Guam — 0.9%
State — 0.6%
Territory of Guam, GO, Series A, 7.00%, 11/15/39	970	1,027,366
Utilities — 0.3%
Guam Government Waterworks Authority, Refunding RB, Water, 5.88%, 7/01/35	600	603,000
Total Municipal Bonds in Guam		1,630,366

Puerto Rico — 9.4%
Housing — 1.4%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	2,500	2,735,675
State — 5.3%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series D:
5.25%, 7/01/12 (d)	3,400	3,470,754
5.25%, 7/01/36	1,600	1,604,720
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 6.40%, 8/01/32 (e)	1,685	579,387
First Sub-Series A, 5.75%, 8/01/37	2,000	2,238,600
First Sub-Series A (AGM), 5.00%, 8/01/40	1,000	1,070,010
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC) (e):
5.76%, 8/01/41	3,500	698,145
5.96%, 8/01/43	2,500	444,600
		10,106,216
Transportation — 1.8%
Puerto Rico Highway & Transportation Authority, Refunding RB (AGM):
Series AA-1, 4.95%, 7/01/26	145	157,238
Series CC, 5.50%, 7/01/30	2,750	3,299,918
		3,457,156
Utilities — 0.9%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/38	1,100	1,192,301
Puerto Rico Electric Power Authority, Refunding RB, Series VV (NPFGC), 5.25%, 7/01/29	500	583,350
		1,775,651
Total Municipal Bonds in Puerto Rico		18,074,698
Total Municipal Bonds — 134.7%		258,711,276

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
New York — 20.1%
Housing — 8.0%
New York Mortgage Agency, RB, 31st Series A, AMT, 5.30%, 10/01/31	15,500	15,509,300

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New York (concluded)
Transportation — 5.5%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	$1,250	$1,412,393
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	6,495	7,378,515
Port Authority of New York & New Jersey, RB, Consolidated 169th Series, AMT, 5.00%, 10/15/26	1,500	1,737,225
		10,528,133
Utilities — 6.6%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	1,200	1,401,886
Second General Resolution, Fiscal 2012, Series BB, AMT, 5.00%, 6/15/44	3,511	3,910,126
Series FF-2, 5.50%, 6/15/40	810	932,377
New York City Municipal Water Finance Authority, Refunding RB, Series A, 4.75%, 6/15/30	4,000	4,383,280
Suffolk County Water Authority, Refunding RB, 3.00%, 6/01/25	1,996	2,082,602
		12,710,271
Total Municipal Bonds in New York		38,747,704

Puerto Rico — 0.9%
State — 0.9%
Puerto Rico Sales Tax Financing Corp., RB, Series C, 5.25%, 8/01/40	1,520	1,687,975
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.0%		40,435,679
Total Long-Term Investments (Cost — $286,422,215) — 155.7%		299,146,955

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (h)(i)	5,447,291	5,447,291
Total Short-Term Securities (Cost — $5,447,291) — 2.8%		5,447,291
Total Investments (Cost — $291,869,506) — 158.5%		304,594,246
Other Assets Less Liabilities — 1.7%		3,279,482
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.0)%		(21,231,519)
AMPS, at Redemption Value — (49.2)%		(94,501,460)
Net Assets Applicable to Common Shares — 100.0%		$192,140,749

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Non-income producing security.

(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(g)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust (BNY)

(h)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at January 31, 2012	Income
BIF New York Municipal Money Fund	10,549,049	(5,101,758)	5,447,291	—

(i)	Represents the current yield as of report date.

•

For Trust compliance purposes,the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of January 31,2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
56	10-Year US Treasury Note	Chicago Board of Trade	March 2012	$7,406,000	$(98,106)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including,but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of January 31, 2012 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$299,146,955	—	$299,146,955
Short-Term Securities	$5,447,291	—	—	5,447,291
Total	$5,447,291	$299,146,955	—	$304,594,246

[1]	See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(98,106)	—	—	$(98,106)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	39

Statements of Assets and Liabilities

January 31, 2012 (Unaudited)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Investment Quality Municipal Income Trust (RFA)	BlackRock Municipal Income Investment Trust (BBF)
Assets
Investments at value — unaffiliated[1]	$813,330,475	$129,315,653	$24,053,031	$161,175,565
Investments at value — affiliated[2]	5,547,758	774,142	390,265	3,319,178
Cash	23,885	—	—	—
Cash pledged as collateral for financial futures contracts	116,000	—	10,000	66,000
Interest receivable	11,845,215	1,404,835	300,078	1,986,424
Investments sold receivable	1,386,182	20,256	5,000	1,120,177
Deferred offering costs	—	—	—	202,345
Prepaid expenses	38,843	3,664	870	5,870
Other assets	53,302	5,090	4,194	11,108
Total assets	832,341,660	131,523,640	24,763,438	167,886,667

Accrued Liabilities
Bank overdraft	—	13,860	7,541	21,776
Income dividends payable — Common Shares	2,409,290	311,480	78,982	504,858
Investments purchased payable	2,843,042	—	156,590	1,075,812
Investment advisory fees payable	391,376	55,165	3,432	82,675
Officer’s and Trustees’ fees payable	63,661	6,630	5,976	13,386
Interest expense and fees payable	78,404	453	2,082	12,116
Margin variation payable	13,125	—	1,093	7,438
Administration fees payable	—	—	5,733	—
Other accrued expenses payable	119,355	46,295	12,994	30,688
Total accrued liabilities	5,918,253	433,883	274,423	1,748,749

Other Liabilities
TOB trust certificates	153,386,087	480,000	4,928,720	30,177,038
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	—	—	34,200,000
Total other liabilities	153,386,087	480,000	4,928,720	64,377,038
Total liabilities	159,304,340	913,883	5,203,143	66,125,787

AMPS at Redemption Value
$25,000 per share at liquidation preference, plus unpaid dividends[3,4]	171,327,859	42,900,310	4,575,076	—
Net Assets Applicable to Common Shareholders	$501,709,461	$87,709,447	$14,985,219	$101,760,880

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$448,594,118	$78,891,300	$15,027,557	$95,045,511
Undistributed net investment income	6,760,194	4,963,938	88,487	932,976
Accumulated net realized loss	(27,847,923)	(637,492)	(2,609,526)	(10,544,604)
Net unrealized appreciation/depreciation	74,203,072	4,491,701	2,478,701	16,326,997
Net Assets Applicable to Common Shareholders	$501,709,461	$87,709,447	$14,985,219	$101,760,880
Net asset value per Common Share	$15.76	$15.77	$13.28	$15.19
[1] Investments at cost — unaffiliated	$739,022,289	$124,823,952	$21,565,570	$144,789,003
[2] Investments at cost — affiliated	$5,547,758	$774,142	$390,265	$3,319,178
[3] Preferred Shares outstanding, par value $0.001 per share	6,853	1,716	183	342
[4] Preferred Shares authorized	unlimited	unlimited	100 million	unlimited
[5] Par value per Common Share	$0.001	$0.001	$0.01	$0.001
[6] Common Shares outstanding	31,826,816	5,562,128	1,128,369	6,698,186
[7] Common Shares authorized	unlimited	unlimited	200 million	unlimited

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Statements of Assets and Liabilities

January 31, 2012 (Unaudited)	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)	BlackRock New York Municipal Income Trust (BNY)
Assets
Investments at value — unaffiliated[1]	$21,049,596	$183,568,121	$31,118,221	$299,146,955
Investments at value — affiliated[2]	304,465	1,878,917	386,680	5,447,291
Cash pledged as collateral for financial futures contracts	10,000	77,000	12,000	108,000
Interest receivable — unaffiliated	223,692	1,875,951	329,397	3,461,158
Investments sold receivable	274,980	2,214,842	—	1,000,000
Prepaid expenses	776	6,630	796	11,046
Other assets	6,339	13,163	4,039	22,432
Total assets	21,869,848	189,634,624	31,851,133	309,196,882

Liabilities
Bank overdraft	6,634	16,645	7,138	25,433
Income dividends payable	66,612	603,417	96,007	1,060,491
Investment advisory fees payable	6,226	92,829	9,097	152,896
Officer’s and Trustees’ fees payable	8,517	15,596	5,947	33,614
Interest expense payable	133	1,769	387	4,804
Margin variation payable	1,094	8,750	1,313	12,250
Administration fees payable	1,797	—	2,609	—
Other affiliates payable	1,283	2,024	1,292	2,050
Other accrued expenses payable	30,372	50,714	18,686	36,420
Total accrued liabilities	122,668	791,744	142,476	1,327,958

Other Liabilities
TOB trust certificates	734,917	9,634,296	2,080,297	21,226,715
Total liabilities	857,585	10,426,040	2,222,773	22,554,673

AMPS at Redemption Value
$25,000 per share at liquidation preference, plus unpaid dividends[3,4]	6,900,175	59,100,988	9,725,070	94,501,460
Net Assets Applicable to Common Shareholders	$14,112,088	$120,107,596	$19,903,290	$192,140,749

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$13,223,144	$108,407,582	$17,784,853	$182,498,550
Undistributed net investment income	188,480	2,371,037	340,488	3,768,482
Accumulated net realized loss	(771,631)	(3,408,689)	(243,722)	(6,752,916)
Net unrealized appreciation/depreciation	1,472,095	12,737,666	2,021,671	12,626,633
Net Assets Applicable to Common Shareholders	$14,112,088	$120,107,596	$19,903,290	$192,140,749
Net asset value per Common Share	$13.88	$15.74	$15.13	$14.95
[1] Investments at cost — unaffiliated	$19,568,741	$170,760,379	$29,086,039	$286,422,215
[2] Investments at cost — affiliated	$304,465	$1,878,917	$386,680	$5,447,291
[3] Preferred Shares outstanding, par value $0.001 per share	276	2,364	389	3,780
[4] Preferred Shares authorized	300	unlimited	392	unlimited
[5] Par value per Common Share	$0.01	$0.001	$0.01	$0.001
[6] Common Shares outstanding	1,017,070	7,628,895	1,315,526	12,854,930
[7] Common Shares authorized	200 million	unlimited	200 million	unlimited

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	41

Statements of Operations

Six Months Ended January 31, 2012 (Unaudited)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Investment Quality Municipal Income Trust (RFA)	BlackRock Municipal Income Investment Trust (BBF)
Investment Income
Interest	$18,422,859	$2,933,350	$579,767	$3,855,832
Income — affiliated	2,503	205	185	878
Total income	18,425,362	2,933,555	579,952	3,856,710

Expenses
Investment advisory	2,286,750	323,136	40,696	478,143
Administration	—	—	11,627	—
Professional	112,246	27,395	18,597	42,020
Accounting services	25,083	14,559	8,618	18,443
Liquidity fees	—	—	—	107,594
Printing	31,587	10,372	3,238	8,856
Transfer agent	14,830	9,433	5,093	8,442
Custodian	16,799	5,225	3,145	6,406
Officer and Trustees	23,954	4,112	743	5,541
Registration	5,200	4,721	—	4,272
Remarketing fees on Preferred Shares	105,463	32,447	3,082	15,495
Miscellaneous	33,782	19,480	10,660	21,220
Total expenses excluding interest expense and fees	2,655,694	450,880	105,499	716,432
Interest expense and fees[1]	509,392	1,428	16,412	166,304
Total expenses	3,165,086	452,308	121,911	882,736
Less fees waived by advisor	(110,590)	(49)	(61)	(1,294)
Total expenses after fees waived	3,054,496	452,259	121,850	881,442
Net investment income	15,370,866	2,481,296	458,102	2,975,268

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,561,997	160,365	95,398	597,522
Financial futures contracts	54,879	—	(12,893)	(203,022)
	4,616,876	160,365	82,505	394,500
Net change in unrealized appreciation/depreciation on:
Investments	54,789,940	3,871,131	1,630,672	11,620,540
Financial futures contracts	(105,114)	—	6,640	76,650
	54,684,826	3,871,131	1,637,312	11,697,190
Total realized and unrealized gain	59,301,702	4,031,496	1,719,817	12,091,690

Dividends to AMPS Shareholders From
Net investment income	(184,039)	(45,916)	(4,842)	(17,731)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$74,488,529	$6,466,876	$2,173,077	$15,049,227

[1]	Related to TOBs and/or VRDP Shares.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Statements of Operations

Six Months Ended January 31, 2012 (Unaudited)	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)	BlackRock New York Municipal Income Trust (BNY)
Investment Income
Interest	$503,521	$4,467,731	$727,562	$7,395,166
Income — affiliated	269	535	168	971
Total income	503,790	4,468,266	727,730	7,396,137

Expenses
Investment advisory	35,705	530,042	51,541	876,332
Administration	10,201	—	14,726	—
Professional	17,164	33,696	18,630	39,320
Accounting services	6,462	21,110	8,164	30,118
Printing	1,996	11,268	2,756	17,242
Transfer agent	5,943	9,172	5,811	15,732
Custodian	2,777	6,138	3,413	8,766
Officer and Trustees	534	5,771	1,157	9,079
Registration	216	4,528	276	4,420
Remarketing fees on Preferred Shares	5,140	34,153	7,161	60,974
Miscellaneous	11,531	18,892	11,860	19,998
Total expenses excluding interest expense and fees	97,669	674,770	125,495	1,081,981
Interest expense and fees[1]	955	17,083	4,023	43,357
Total expenses	98,624	691,853	129,518	1,125,338
Less fees waived by advisor	(414)	(3,808)	(402)	(3,199)
Total expenses after fees waived	98,210	688,045	129,116	1,122,139
Net investment income	405,580	3,780,221	598,614	6,273,998

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(130,143)	(1,166,080)	51,098	393,246
Financial futures contracts	(34,846)	(147,861)	(42,371)	(418,528)
	(164,989)	(1,313,941)	8,727	(25,282)
Net change in unrealized appreciation/depreciation on:
Investments	1,743,127	13,933,797	1,792,084	13,921,831
Financial futures contracts	6,640	20,758	7,272	76,167
	1,749,767	13,954,555	1,799,356	13,997,998
Total realized and unrealized gain	1,584,778	12,640,614	1,808,083	13,972,716

Dividends to AMPS Shareholders From
Net investment income	(7,494)	(62,568)	(10,434)	(101,003)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$1,982,864	$16,358,267	$2,396,263	$20,145,711

[1]	Related to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	43

Statements of Changes in Net Assets

	BlackRock California Municipal Income Trust (BFZ)		BlackRock Florida Municipal 2020 Term Trust (BFO)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011
Operations
Net investment income	$15,370,866	$31,139,016	$2,481,296	$5,119,761
Net realized gain (loss)	4,616,876	(8,357,610)	160,365	(290,392)
Net change in unrealized appreciation/depreciation	54,684,826	(5,958,674)	3,871,131	(751,097)
Dividends to AMPS Shareholders from net investment income	(184,039)	(627,551)	(45,916)	(157,673)
Net increase in net assets applicable to Common Shareholders resulting from operations	74,488,529	16,195,181	6,466,876	3,920,599

Dividends to Common Shareholders From
Net investment income	(14,523,754)	(28,943,204)	(1,868,875)	(3,737,750)

Capital Share Transactions
Reinvestment of common dividends	—	194,043	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	59,964,775	(12,553,980)	4,598,001	182,849
Beginning of period	441,744,686	454,298,666	83,111,446	82,928,597
End of period	$501,709,461	$441,744,686	$87,709,447	$83,111,446
Undistributed net investment income	$6,760,194	$6,097,121	$4,963,938	$4,397,433

	BlackRock Investment Quality Municipal Income Trust (RFA)		BlackRock Municipal Income Investment Trust (BBF)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011
Operations
Net investment income	$458,102	$923,036	$2,975,268	$6,496,368
Net realized gain (loss)	82,505	(292,991)	394,500	(1,501,564)
Net change in unrealized appreciation/depreciation	1,637,312	(243,441)	11,697,190	(2,227,084)
Dividends to AMPS Shareholders from net investment income	(4,842)	(16,673)	(17,731)	(125,459)
Net increase in net assets applicable to Common Shareholders resulting from operations	2,173,077	369,931	15,049,227	2,642,261

Dividends to Common Shareholders From
Net investment income	(473,865)	(947,484)	(3,028,945)	(6,056,216)

Capital Share Transactions
Reinvestment of common dividends	2,232	6,427	15,082	66,589

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	1,701,444	(571,126)	12,035,364	(3,347,366)
Beginning of period	13,283,775	13,854,901	89,725,516	93,072,882
End of period	$14,985,219	$13,283,775	$101,760,880	$89,725,516
Undistributed net investment income	$88,487	$109,092	$932,976	$1,004,384

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Statements of Changes in Net Assets

	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)		BlackRock New Jersey Municipal Income Trust (BNJ)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011
Operations
Net investment income	$405,580	$803,724	$3,780,221	$7,450,209
Net realized gain (loss)	(164,989)	13,257	(1,313,941)	(51,013)
Net change in unrealized appreciation/depreciation	1,749,767	(247,930)	13,954,555	(2,320,006)
Dividends to AMPS Shareholders from net investment income	(7,494)	(25,275)	(62,568)	(215,849)
Net increase in net assets applicable to Common Shareholders resulting from operations	1,982,864	543,776	16,358,267	4,863,341

Dividends to Common Shareholders From
Net investment income	(401,362)	(798,842)	(3,618,583)	(7,208,599)

Capital Share Transactions
Reinvestment of common dividends	5,666	15,882	141,934	314,646

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	1,587,168	(239,184)	12,881,618	(2,030,612)
Beginning of period	12,524,920	12,764,104	107,225,978	109,256,590
End of period	$14,112,088	$12,524,920	$120,107,596	$107,225,978
Undistributed net investment income	$188,480	$191,756	$2,371,037	$2,271,967

	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)		BlackRock New York Municipal Income Trust (BNY)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011
Operations
Net investment income	$598,614	$1,231,459	$6,273,998	$12,917,415
Net realized gain (loss)	8,727	(201,022)	(25,282)	(2,476,985)
Net change in unrealized appreciation/depreciation	1,799,356	(372,137)	13,997,998	(2,499,722)
Dividends to AMPS Shareholders from net investment income	(10,434)	(35,976)	(101,003)	(347,184)
Net increase in net assets applicable to Common Shareholders resulting from operations	2,396,263	622,324	20,145,711	7,593,524

Dividends to Common Shareholders From
Net investment income	(577,782)	(1,151,343)	(6,357,965)	(12,677,483)

Capital Share Transactions
Reinvestment of common dividends	7,754	28,773	360,090	704,984

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	1,826,235	(500,246)	14,147,836	(4,378,975)
Beginning of period	18,077,055	18,577,301	177,992,913	182,371,888
End of period	$19,903,290	$18,077,055	$192,140,749	$177,992,913
Undistributed net investment income	$340,488	$330,090	$3,768,482	$3,953,452

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	45

Statements of Cash Flows

Six Months Ended January 31, 2012 (Unaudited)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Investment Quality Municipal Income Trust (RFA)	BlackRock Municipal Income Investment Trust (BBF)
Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$74,672,568	$2,177,919	$15,066,958
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	650,404	4,949	115,950
(Increase) decrease in other assets	(507)	45	(32)
(Increase) decrease in prepaid expenses	(46)	1,050	9,046
Decrease in income receivable — affiliated	205	25	62
Increase in cash pledged as collateral for financial futures contracts	(116,000)	(3,400)	(9,000)
Increase in investment advisory fees payable	39,288	519	4,145
Decrease in interest expense and fees payable	(43,025)	(1,231)	(8,934)
Increase in administration fees payable	—	148	—
Decrease in other accrued expenses payable	(54,519)	(27,981)	(64,354)
Increase (decrease) in margin variation payable	13,125	(4,845)	(43,625)
Increase (decrease) in Officer’s and Trustees’ fees payable	5,453	229	(134)
Net realized and unrealized gain on investments	(59,351,937)	(1,726,117)	(12,218,267)
Amortization of premium and accretion of discount on investments	858,988	7,829	99,678
Amortization of deferred offering costs	—	—	24,243
Proceeds from sales of long-term investments	146,565,457	3,548,345	35,699,943
Purchases of long-term investments	(155,353,540)	(3,891,234)	(33,749,267)
Net proceeds from sales (purchases) of short-term securities	(2,827,515)	(87,354)	(1,200,070)
Cash provided by (used for) operating activities	5,058,399	(1,104)	3,726,342

Cash Provided by (Used for) Financing Activities
Cash receipts from issuance of VRDP Shares	—	—	34,200,000
Cash payments on redemption of AMPS	—	—	(34,250,000)
Cash receipts from TOB trust certificates	12,319,999	480,000	3,305,000
Cash payments for TOB trust certificates	(2,646,849)	(10,000)	(3,745,000)
Cash dividends paid to Common Shareholders	(14,523,754)	(471,624)	(3,013,799)
Cash dividends paid to AMPS Shareholders	(183,910)	(4,813)	(17,731)
Cash payments for offering costs	—	—	(226,588)
Increase in bank overdraft	—	7,541	21,776
Cash provided by (used for) financing activities	(5,034,514)	1,104	(3,726,342)

Cash
Net change in cash	23,885	—	—
Cash at beginning of period	—	—	—
Cash at end of period	$23,885	—	—

Cash Flow Information
Cash paid during the period for interest and fees	$552,417	$17,643	$150,995

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	—	$2,232	$15,082

A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Financial Highlights	BlackRock California Municipal Income Trust (BFZ)

	Six Months Ended January 31, 2012 (Unaudited)				Period November 1, 2007 to July 31, 2008

		Year Ended July 31,				Year Ended October 31,
		2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.88	$14.28	$12.71	$13.98	$14.97	$15.74	$15.18
Net investment income	0.48 [1]	0.98 [1]	1.00 [1]	1.03 [1]	0.82 [1]	1.08	1.11
Net realized and unrealized gain (loss)	1.87	(0.45)	1.50	(1.35)	(0.90)	(0.64)	0.62
Dividends to AMPS Shareholders from net investment income	(0.01)	(0.02)	(0.02)	(0.12)	(0.22)	(0.30)	(0.26)
Net increase (decrease) from investment operations	2.34	0.51	2.48	(0.44)	(0.30)	0.14	1.47
Dividends to Common Shareholders from net investment income	(0.46)	(0.91)	(0.91)	(0.83)	(0.69)	(0.91)	(0.91)
Net asset value, end of period	$15.76	$13.88	$14.28	$12.71	$13.98	$14.97	$15.74
Market price, end of period	$15.45	$13.16	$14.21	$12.40	$13.99	$15.82	$17.12

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	17.19%[3]	4.05%	20.15%	(2.36)%	(2.09)%[3]	0.77%	9.93%
Based on market price	21.17%[3]	(0.86)%	22.55%	(4.81)%	(7.29)%[3]	(2.09)%	21.65%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.35%[5]	1.46%	1.36%	1.54%	1.25%[5]	1.21%	1.25%
Total expenses after fees waived and before fees paid indirectly[4]	1.31%[5]	1.39%	1.27%	1.35%	0.98%[5]	0.91%	0.87%
Total expenses after fees waived and paid indirectly[4]	1.31%[5]	1.39%	1.27%	1.35%	0.98%[5]	0.91%	0.87%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees and reorganization expense[4,6]	1.09%[5]	1.12%	1.04%	1.08%	0.91%[5]	0.91%	0.87%
Net investment income[4]	6.57%[5]	7.19%	6.94%	8.27%	7.39%[5]	7.09%	7.26%
Dividends to AMPS Shareholders	0.08%[5]	0.15%	0.15%	1.00%	1.95%[5]	1.98%	1.71%
Net investment income to Common Shareholders	6.49%[5]	7.04%	6.79%	7.27%	5.44%[5]	5.11%	5.55%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$501,709	$441,745	$454,299	$192,551	$211,671	$225,939	$236,573
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$171,325	$171,325	$171,325	$71,000	$100,900	$131,950	$131,950
Portfolio turnover	19%	36%	47%	58%	26%	26%	17%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$98,210	$89,460	$91,293	$92,801	$77,457	$67,816	$69,836

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	47

Financial Highlights	BlackRock Florida Municipal 2020 Term Trust (BFO)

	Six Months Ended January 31, 2012 (Unaudited)				Period November 1, 2008 to July 31, 2008

		Year Ended July 31,				Year Ended December 31,
		2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.94	$14.91	$13.35	$14.16	$14.72	$15.16	$14.90
Net investment income	0.45 [1]	0.92 [1]	0.95 [1]	0.96 [1]	0.58 [1]	0.99	0.98
Net realized and unrealized gain (loss)	0.73	(0.19)	1.31	(1.00)	(0.62)	(0.45)	0.23
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.01)	(0.03)	(0.03)	(0.15)	(0.16)	(0.31)	(0.29)
Net realized gain	—	—	—	—	—	(0.02)	—
Net increase (decrease) from investment operations	1.17	0.70	2.23	(0.19)	(0.20)	0.21	0.92
Dividends and distributions to Common Shareholders from:
Net investment income	(0.34)	(0.67)	(0.67)	(0.62)	(0.36)	(0.61)	(0.66)
Net realized gain	—	—	—	—	—	(0.04)	—
Total dividends and distributions to Common Shareholders	(0.34)	(0.67)	(0.67)	(0.62)	(0.36)	(0.65)	(0.66)
Net asset value, end of period	$15.77	$14.94	$14.91	$13.35	$14.16	$14.72	$15.16
Market price, end of period	$15.41	$13.91	$14.30	$12.31	$12.50	$12.93	$13.85

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	7.94%[3]	5.07%	17.35%	(0.48)%	(1.12)%[3]	1.86%	6.73%
Based on market price	13.28%[3]	2.00%	22.05%	3.95%	(0.63)%[3]	(2.06)%	8.83%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.06%[5]	1.13%	1.14%	1.29%	1.22%[5]	1.16%	1.20%
Total expenses after fees waived and before fees paid indirectly[4]	1.06%[5]	1.13%	1.13%	1.26%	1.22%[5]	1.16%	1.20%
Total expenses after fees waived and paid indirectly[4]	1.06%[5]	1.13%	1.13%	1.26%	1.22%[5]	1.16%	1.18%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.05%[5]	1.09%	1.09%	1.13%	1.17%[5]	1.16%	1.18%
Net investment income[4]	5.80%[5]	6.29%	6.72%	7.39%	6.74%[5]	6.63%	6.54%
Dividends to AMPS Shareholders	0.11%[5]	0.19%	0.22%	1.13%	1.92%[5]	2.07%	1.96%
Net investment income to Common Shareholders	5.69%[5]	6.10%	6.50%	6.26%	4.82%[5]	4.56%	4.58%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$87,709	$83,111	$82,929	$74,256	$78,747	$81,896	$84,300
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$42,900	$42,900	$42,900	$42,900	$42,900	$48,900	$48,900
Portfolio turnover	9%	6%	6%	9%	6%	17%	—
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$76,113	$73,433	$73,329	$68,275	$70,900	$66,872	$68,114

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.
[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Financial Highlights	BlackRock Investment Quality Municipal Income Trust (RFA)

	Six Months Ended January 31, 2012 (Unaudited)				Period November 1, 2007 to July 31, 2008

		Year Ended July 31,				Year Ended October 31,
		2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$11.77	$12.29	$11.15	$12.31	$13.43	$14.24	$14.39
Net investment income	0.41 [1]	0.82 [1]	0.80 [1]	0.84 [1]	0.62 [1]	0.83	0.82
Net realized and unrealized gain (loss)	1.52	(0.49)	1.19	(1.32)	(1.14)	(0.69)	0.40
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.00)[2]	(0.01)	(0.02)	(0.12)	(0.20)	(0.26)	(0.21)
Net realized gain	—	—	—	—	—	(0.04)	(0.05)
Net increase (decrease) from investment operations	1.93	0.32	1.97	(0.60)	(0.72)	(0.16)	0.96
Dividends and distributions to Common Shareholders from:
Net investment income	(0.42)	(0.84)	(0.83)	(0.56)	(0.40)	(0.60)	(0.85)
Net realized gain	—	—	—	—	—	(0.05)	(0.26)
Total dividends and distributions to Common Shareholders	(0.42)	(0.84)	(0.83)	(0.56)	(0.40)	(0.65)	(1.11)
Net asset value, end of period	$13.28	$11.77	$12.29	$11.15	$12.31	$13.43	$14.24
Market price, end of period	$14.00	$11.65	$12.60	$10.08	$10.93	$11.86	$16.00

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	16.68%[4]	2.90%	18.09%	(3.68)%	(5.03)%[4]	(1.02)%	6.46%
Based on market price	24.27%[4]	(0.66)%	33.92%	(1.93)%	(4.51)%[4]	(22.21)%	15.91%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.74%[6]	1.84%	1.69%	1.72%	1.60%[6,7]	1.44%	1.43%
Total expenses after fees waived and before fees paid indirectly[5]	1.74%[6]	1.84%	1.69%	1.68%	1.58%[6,7]	1.43%	1.43%
Total expenses after fees waived and paid indirectly[5]	1.74%[6]	1.84%	1.69%	1.68%	1.58%[6,7]	1.39%	1.37%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,8]	1.50%[6]	1.56%	1.47%	1.56%	1.53%[6,7]	1.39%	1.37%
Net investment income[5]	6.53%[6]	7.03%	6.66%	7.79%	6.42%[6,7]	6.03%	5.80%
Dividends to AMPS Shareholders	0.07%[6]	0.13%	0.13%	1.10%	2.03%[6]	1.88%	1.49%
Net investment income to Common Shareholders	6.46%[6]	6.90%	6.53%	6.69%	4.39%[6,7]	4.15%	4.31%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$14,985	$13,284	$13,855	$12,565	$13,871	$15,134	$16,054
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$4,575	$4,575	$4,575	$4,575	$7,125	$8,500	$8,500
Portfolio turnover	14%	27%	44%	88%	29%	40%	57%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$106,886	$97,589	$100,711	$93,664	$73,687	$69,526	$72,229

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]

Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.71%, 1.68%, 1.68%, 1.63%, 6.31% and 4.28%, respectively.

[8]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	49

Financial Highlights	BlackRock Municipal Income Investment Trust (BBF)

	Six Months Ended January 31, 2012 (Unaudited)				Period November 1, 2007 to July 31, 2008

		Year Ended July 31,				Year Ended October 31,
		2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.40	$13.91	$12.71	$14.08	$15.05	$15.68	$15.48
Net investment income	0.44 [1]	0.97 [1]	0.92 [1]	1.01 [1]	0.80 [1]	1.07	1.11
Net realized and unrealized gain (loss)	1.80	(0.56)	1.20	(1.36)	(0.89)	(0.49)	0.26
Dividends to AMPS Shareholders from net investment income	(0.00)[2]	(0.02)	(0.02)	(0.14)	(0.22)	(0.31)	(0.27)
Net increase (decrease) from investment operations	2.24	0.39	2.10	(0.49)	(0.31)	0.27	1.10
Dividends to Common Shareholders from net investment income	(0.45)	(0.90)	(0.90)	(0.88)	(0.66)	(0.90)	(0.90)
Net asset value, end of period	$15.19	$13.40	$13.91	$12.71	$14.08	$15.05	$15.68
Market price, end of period	$14.99	$12.74	$13.90	$12.49	$13.68	$15.10	$16.30

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	17.04%[4]	3.15%	17.04%	(2.57)%	(2.04)%[4]	1.78%	7.34%
Based on market price	21.49%[4]	(1.86)%	19.01%	(1.46)%	(5.14)%[4]	(1.76)%	13.26%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.86%[6]	1.60%	1.46%	1.47%	1.31%[6]	1.28%	1.30%
Total expenses after fees waived and before fees paid indirectly[5]	1.86%[6]	1.60%	1.37%	1.27%	1.06%[6]	0.97%	0.93%
Total expenses after fees waived and paid indirectly[5]	1.86%[6]	1.60%	1.37%	1.27%	1.06%[6]	0.96%	0.92%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5,7]	1.51%[6]	1.33%	1.17%	1.16%	1.02%[6]	0.96%	0.92%
Net investment income[5]	6.27%[6]	7.35%	6.84%	8.13%	7.26%[6]	7.02%	7.12%
Dividends to AMPS Shareholders	0.04%[6]	0.14%	0.16%	1.11%	1.96%[6]	2.04%	1.75%
Net investment income to Common Shareholders	6.23%[6]	7.21%	6.68%	7.02%	5.30%[6]	4.98%	5.37%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$101,761	$89,726	$93,073	$85,050	$94,176	$100,564	$104,451
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$34,250	$34,250	$34,250	$49,550	$57,550	$57,550
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$34,200	—	—	—	—	—	—
Portfolio turnover	19%	24%	46%	66%	13%	25%	20%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$90,493	$92,938	$87,082	$72,521	$68,688	$70,391
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$397,546	—	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Financial Highlights	BlackRock New Jersey Investment Quality Municipal Trust Inc. (RNJ)

	Six Months Ended January 31, 2012 (Unaudited)				Period November 1, 2007 to July 31, 2008

		Year Ended July 31,				Year Ended October 31,
		2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$12.32	$12.57	$11.33	$12.20	$13.57	$14.47	$14.48
Net investment income	0.40 [1]	0.79 [1]	0.82 [1]	0.86 [1]	0.66 [1]	0.91	0.85
Net realized and unrealized gain (loss)	1.56	(0.23)	1.22	(0.96)	(1.26)	(0.70)	0.34
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.01)	(0.02)	(0.03)	(0.13)	(0.16)	(0.23)	(0.20)
Net realized gain	—	—	—	—	—	(0.02)	(0.03)
Net increase (decrease) from investment operations	1.95	0.54	2.01	(0.23)	(0.76)	(0.04)	0.96
Dividends and distributions to Common Shareholders from:
Net investment income	(0.39)	(0.79)	(0.77)	(0.64)	(0.61)	(0.82)	(0.84)
Net realized gain	—	—	—	—	—	(0.04)	(0.13)
Total dividends and distributions to Common Shareholders	(0.39)	(0.79)	(0.77)	(0.64)	(0.61)	(0.86)	(0.97)
Net asset value, end of period	$13.88	$12.32	$12.57	$11.33	$12.20	$13.57	$14.47
Market price, end of period	$13.97	$12.02	$12.96	$11.68	$11.96	$14.96	$15.95

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	16.19%[3]	4.63%	18.01%	(1.09)%	(6.10)%[3]	(1.03)%	6.14%
Based on market price	19.86%[3]	(0.99)%	18.02%	4.01%	(16.50)%[3]	(1.02)%	15.25%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.50%[5]	1.55%	1.59%	1.70%	1.88%[5,6]	1.48%	1.51%
Total expenses after fees waived and before fees paid indirectly[4]	1.49%[5]	1.53%	1.57%	1.67%	1.86%[5,6]	1.47%	1.51%
Total expenses after fees waived and paid indirectly[4]	1.49%[5]	1.53%	1.57%	1.67%	1.86%[5,6]	1.40%	1.41%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,7]	1.48%[5]	1.52%	1.56%	1.64%	1.84%[5,6]	1.40%	1.41%
Net investment income[4]	6.16%[5]	6.55%	6.75%	7.91%	6.97%[5,6]	6.49%	5.91%
Dividends to AMPS Shareholders	0.11%[5]	0.20%	0.23%	1.20%	1.89%[5]	1.67%	1.41%
Net investment income to Common Shareholders	6.05%[5]	6.35%	6.52%	6.71%	5.08%[5,6]	4.82%	4.50%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$14,112	$12,525	$12,764	$11,474	$12,351	$13,694	$14,576
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$6,900	$6,900	$6,900	$6,900	$7,075	$7,500	$7,500
Portfolio turnover	14%	26%	23%	32%	18%	31%	27%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$76,131	$70,381	$71,248	$66,576	$68,647	$70,649	$73,603

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expense after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 2.00%, 1.98%, 1.98%, 1.96%, 6.85% and 4.96%, respectively.

[7]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	51

Financial Highlights	BlackRock New Jersey Municipal Income Trust (BNJ)

	Six Months Ended January 31, 2012 (Unaudited)				Period November 1, 2007 to July 31, 2008

		Year Ended July 31,				Year Ended October 31,
		2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.07	$14.38	$12.78	$14.15	$15.49	$16.35	$15.87
Net investment income	0.50 [1]	0.98 [1]	1.02 [1]	1.05 [1]	0.89 [1]	1.14	1.17
Net realized and unrealized gain (loss)	1.65	(0.32)	1.54	(1.38)	(1.24)	(0.74)	0.52
Dividends to AMPS Shareholders from net investment income	(0.01)	(0.03)	(0.03)	(0.11)	(0.24)	(0.30)	(0.26)
Net increase (decrease) from investment operations	2.14	0.63	2.53	(0.44)	(0.59)	0.10	1.43
Dividends to Common Shareholders from net investment income	(0.47)	(0.94)	(0.93)	(0.93)	(0.75)	(0.96)	(0.95)
Net asset value, end of period	$15.74	$14.07	$14.38	$12.78	$14.15	$15.49	$16.35
Market price, end of period	$16.75	$14.10	$14.82	$14.00	$15.09	$16.90	$18.40

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	15.51%[3]	4.74%	20.22%	(2.62)%	(4.12)%[3]	0.17%	9.18%
Based on market price	22.66%[3]	1.85%	13.11%	0.04%	(6.28)%[3]	(2.89)%	22.56%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.23%[5]	1.25%	1.23%	1.38%	1.28%[5]	1.24%	1.27%
Total expenses after fees waived and before fees paid indirectly[4]	1.22%[5]	1.24%	1.13%	1.17%	1.03%[5]	0.94%	0.91%
Total expenses after fees waived and paid indirectly[4]	1.22%[5]	1.24%	1.13%	1.17%	1.03%[5]	0.93%	0.89%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.19%[5]	1.22%	1.12%	1.14%	1.02%[5]	0.93%	0.89%
Net investment income[4]	6.73%[5]	7.09%	7.42%	8.49%	7.92%[5]	7.18%	7.31%
Dividends to AMPS Shareholders	0.11%[5]	0.21%	0.23%	1.22%	1.94%[5]	1.86%	1.63%
Net investment income to Common Shareholders	6.62%[5]	6.88%	7.19%	7.27%	5.98%[5]	5.32%	5.68%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$120,108	$107,226	$109,257	$96,696	$106,596	$116,152	$121,987
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$59,100	$59,100	$59,100	$59,100	$60,475	$63,800	$63,800
Portfolio turnover	12%	20%	11%	29%	12%	23%	2%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$75,807	$70,358	$71,218	$65,905	$69,083	$70,528	$72,812

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Financial Highlights	BlackRock New York Investment Quality Municipal Trust Inc. (RNY)

	Six Months Ended January 31, 2012 (Unaudited)				Period November 1, 2007 to July 31, 2008

		Year Ended July 31,				Year Ended October 31,
		2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.75	$14.15	$12.81	$13.30	$14.40	$15.18	$15.03
Net investment income	0.46 [1]	0.94 [1]	0.95 [1]	0.95 [1]	0.67 [1]	0.95	0.97
Net realized and unrealized gain (loss)	1.37	(0.43)	1.28	(0.61)	(0.89)	(0.61)	0.37
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.01)	(0.03)	(0.03)	(0.10)	(0.15)	(0.25)	(0.21)
Net realized gain	—	—	(0.00)[2]	(0.00)[2]	(0.04)	(0.01)	(0.02)
Net increase (decrease) from investment operations	1.82	0.48	2.20	0.24	(0.41)	0.08	1.11
Dividends and distributions to Common Shareholders from:
Net investment income	(0.44)	(0.88)	(0.84)	(0.72)	(0.60)	(0.85)	(0.88)
Net realized gain	—	—	(0.02)	(0.01)	(0.09)	(0.01)	(0.08)
Total dividends and distributions to Common Shareholders	(0.44)	(0.88)	(0.86)	(0.73)	(0.69)	(0.86)	(0.96)
Net asset value, end of period	$15.13	$13.75	$14.15	$12.81	$13.30	$14.40	$15.18
Market price, end of period	$15.27	$13.49	$14.70	$12.61	$12.83	$15.39	$16.65

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	13.47%[4]	3.63%	17.60%	2.71%	(2.98)%[4]	0.10%	7.32%
Based on market price	16.73%[4]	(2.14)%	24.11%	4.81%	(12.43)%[4]	(2.46)%	19.95%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.38%	1.39%	1.31%	1.42%	1.48%[6,7]	1.29%	1.33%
Total expenses after fees waived and before fees paid indirectly[5]	1.38%	1.39%	1.30%	1.41%	1.47%[6,7]	1.29%	1.33%
Total expenses after fees waived and paid indirectly[5]	1.38%	1.39%	1.30%	1.41%	1.47%[6,7]	1.24%	1.25%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,8]	1.33%	1.36%	1.30%	1.41%	1.47%[6,7]	1.24%	1.25%
Net investment income[5]	6.39%	6.90%	6.92%	7.72%	6.53%[6,7]	6.42%	6.48%
Dividends to AMPS Shareholders	0.11%	0.20%	0.21%	1.14%	1.47%[6]	1.72%	1.42%
Net investment income to Common Shareholders	6.28%	6.70%	6.71%	6.58%	5.06%[6,7]	4.70%	5.06%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$19,903	$18,077	$18,577	$16,796	$17,448	$18,848	$19,839
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$9,725	$9,725	$9,725	$9,725	$9,800	$9,800	$9,800
Portfolio turnover	19%	19%	35%	24%	8%	37%	24%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$76,165	$71,471	$72,758	$68,180	$69,521	$73,090	$75,614

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]

Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.56%, 1.55%, 1.55%, 1.55%, 6.46% and 4.99%, respectively.

[8]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	53

Financial Highlights	BlackRock New York Municipal Income Trust (BNY)

	Six Months Ended January 31, 2012 (Unaudited)				Period November 1, 2007 to July 31, 2008

		Year Ended July 31,				Year Ended October 31,
		2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.87	$14.27	$12.71	$13.88	$15.11	$15.88	$15.44
Net investment income	0.49 [1]	1.01 [1]	1.04 [1]	1.06 [1]	0.86 [1]	1.11	1.13
Net realized and unrealized gain (loss)	1.10	(0.39)	1.54	(1.22)	(1.17)	(0.70)	0.47
Dividends to AMPS Shareholders from net investment income	(0.01)	(0.03)	(0.03)	(0.10)	(0.21)	(0.28)	(0.26)
Net increase (decrease) from investment operations	1.58	0.59	2.55	(0.26)	(0.52)	0.13	1.34
Dividends to Common Shareholders from net investment income	(0.50)	(0.99)	(0.99)	(0.91)	(0.71)	(0.90)	(0.90)
Net asset value, end of period	$14.95	$13.87	$14.27	$12.71	$13.88	$15.11	$15.88
Market price, end of period	$16.12	$14.20	$15.11	$13.95	$15.26	$15.55	$17.35

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	11.54%[3]	4.39%	20.35%	(1.28)%	(3.71)%[3]	0.64%	8.91%
Based on market price	17.48%[3]	0.94%	16.11%	(1.44)%	2.87%[3]	(5.20)%	20.95%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.22%[5]	1.27%	1.25%	1.43%	1.25%[5]	1.22%	1.25%
Total expenses after fees waived and before fees paid indirectly[4]	1.22%[5]	1.27%	1.16%	1.25%	1.00%[5]	0.92%	0.88%
Total expenses after fees waived and paid indirectly[4]	1.22%[5]	1.27%	1.16%	1.25%	1.00%[5]	0.92%	0.87%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.17%[5]	1.22%	1.11%	1.13%	0.97%[5]	0.92%	0.87%
Net investment income[4]	6.83%[5]	7.35%	7.50%	8.67%	7.79%[5]	7.23%	7.30%
Dividends to AMPS Shareholders	0.11%[5]	0.20%	0.22%	1.17%	1.91%[5]	1.84%	1.69%
Net investment income to Common Shareholders	6.72%[5]	7.15%	7.28%	7.50%	5.88%[5]	5.39%	5.61%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$192,141	$177,993	$182,372	$161,727	$175,927	$190,962	$199,717
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$94,500	$94,500	$94,500	$94,500	$95,850	$109,750	$109,750
Portfolio turnover	9%	17%	16%	18%	5%	23%	27%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$75,831	$72,089	$73,248	$67,787	$70,892	$68,509	$70,502

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock New Jersey Investment Quality Municipal Trust Inc. (“RNJ”) and BlackRock New York Investment Quality Municipal Trust Inc. (“RNY”) are organized as Maryland corporations. BlackRock Investment Quality Municipal Income Trust (“RFA”) is organized as a Massachusetts business trust. RNJ, RNY and RFA are herein referred to as the “Investment Quality Trusts.” BlackRock California Municipal Income Trust (“BFZ”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock New Jersey Municipal Income Trust (“BNJ”), BlackRock New York Municipal Income Trust (“BNY”) (collectively, the “Income Trusts”) and BlackRock Florida Municipal 2020 Term Trust (“BFO”) are organized as Delaware statutory trusts. The Investment Quality Trusts, Income Trusts and BFO are referred to herein collectively as the “Trusts.” The Trusts are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Board of Directors and the Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts’ determine and make available for publication the NAV of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Trust’s Board. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be terminated without the consent of a Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the six months ended January 31, 2012, no TOBs that the Trusts participated in were terminated without the consent of the Trusts.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	55

Notes to Financial Statements (continued)

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Trust, in exchange for TOB trust certificates. The Trusts typically invests the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing; therefore the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB trust certificates are shown in other liabilities in the Statements of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense fees and amortization of offering costs in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At January 31, 2012, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BFZ	$321,251,650	$153,386,087	0.05% – 0.23%
BFO	$769,586	$480,000	0.16%
RFA	$9,833,421	$4,928,720	0.07% – 0.18%
BBF	$60,069,566	$30,117,038	0.07% – 0.18%
RNJ	$1,421,230	$734,917	0.09% – 0.14%
BNJ	$19,136,557	$9,634,296	0.09% – 0.14%
RNY	$4,084,026	$2,080,297	0.05% – 0.18%
BNY	$40,435,679	$21,226,715	0.05% – 0.18%

For the six months ended January 31, 2012, the Trusts’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BFZ	$147,475,736	0.69%
BFO	$482,283	0.59%
RFA	$4,606,301	0.71%
BBF	$29,962,010	0.71%
RNJ	$292,227	0.65%
BNJ	$4,937,584	0.69%
RNY	$931,745	0.86%
BNY	$13,346,471	0.64%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Trusts’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/ deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains, if any, are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on Investment Quality Trusts’, Income Trusts’ and BFO’s US federal tax returns remains open for each of the following periods:

	Year Ended	Period
BFZ	July 31, 2011	November 1, 2008 to
	July 31, 2010	July 31, 2008
July 31, 2009
BFO	July 31, 2011	January 1, 2008 to
	July 31, 2010	July 31, 2008
July 31, 2009
RFA	July 31, 2011	November 1, 2007 to
	July 31, 2010	July 31, 2008
July 31, 2009
BBF	July 31, 2011	November 1, 2007 to
	July 31, 2010	July 31, 2008
July 31, 2009
RNJ	July 31, 2011	November 1, 2007 to
	July 31, 2010	July 31, 2008
July 31, 2009
BNJ	July 31, 2011	November 1, 2007 to
	July 31, 2010	July 31, 2008
July 31, 2009
RNY	July 31, 2011	November 1, 2007 to
	July 31, 2010	July 31, 2008
July 31, 2009
BNY	July 31, 2011	November 1, 2007 to
	July 31, 2010	July 31, 2008
July 31, 2009

56	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Notes to Financial Statements (continued)

The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trusts’ financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statement with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trusts’ financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Offering Costs: BBF incurred costs in connection with its issuance of VRDP Shares, which were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which are amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	57

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of January 31, 2012
		Liability Derivatives
		BFZ	RFA	BBF	RNJ	BNJ	RNY	BNY
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$105,114	$8,760	$59,565	$8,760	$70,076	$10,511	$98,106

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended January 31, 2012
	Net Realized Gain (Loss) From
	BFZ	RFA	BBF	RNJ	BNJ	RNY	BNY
Interest rate contracts:
Financial future contracts	$54,879	$(12,893)	$(203,022)	$(34,846)	$(147,861)	$(42,371)	$(418,528)

	Net Change in Unrealized Appreciation/Depreciation on
	BFZ	RFA	BBF	RNJ	BNJ	RNY	BNY
Interest rate contracts:
Financial future contracts	$(105,114)	$6,640	$76,650	$6,640	$20,758	$7,272	$76,167

For the six months ended January 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BFZ	RFA	BBF	RNJ	BNJ	RNY	BNY
Financial future contracts:
Average number of contracts sold	30	3	17	3	20	3	28
Average notional value of contracts sold	$3,967,500	$330,625	$2,248,250	$330,625	$2,645,000	$396,750	$3,703,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets at the following annual rates:

BFZ	0.58%
BFO	0.50%
RFA	0.35%
BBF	0.60%
RNJ	0.35%
BNJ	0.60%
RNY	0.35%
BNY	0.60%

Average weekly net assets is the average weekly value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager contractually agreed to waive a portion of the investment advisory fee on BFZ at an annual rate of 0.05% of average weekly net assets through December 31, 2010, 0.03% through December 31, 2011 and 0.01% through December 31, 2012. For the six months ended January 31, 2012, the Manager waived $104,552, which is included in fees waived by advisor in the Statements of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended January 31, 2012, the amounts waived were as follows:

BFZ	$6,038
BFO	$49
RFA	$61
BBF	$1,294
RNJ	$414
BNJ	$3,808
RNY	$402
BNY	$3,199

58	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Notes to Financial Statements (continued)

Each Investment Quality Trust has an Administration Agreement with the Manager. The administration fee paid to the Manager is computed weekly and payable monthly based on an annual rate of 0.10% of each respective Trust’s average weekly net assets for the Investment Quality Trusts.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments excluding short-term securities for the six months ended January 31, 2012 were as follows:

	Purchases	Sales
BFZ	$147,206,470	$147,951,639
BFO	$10,871,617	$12,555,627
RFA	$3,269,762	$3,543,158
BBF	$29,859,434	$36,820,120
RNJ	$2,774,201	$2,883,399
BNJ	$25,903,478	$20,079,723
RNY	$6,568,166	$5,400,257
BNY	$36,009,942	$25,825,668

5. Income Tax Information:

As of July 31 2011, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	BFZ	BFO	RFA	BBF	RNJ	BNJ	RNY	BNY
2012	$2,050,253	—	—	$518,297	—	$3,833	—	$151,220
2014	1,681,553	—	—	—	—	—	—	—
2015	465,742	—	$137,267	426,674	—	592,744	—	—
2016	186,028	—	389,530	866,417	$223,484	15,502	—	505,354
2017	3,782,470	$521,006	299,461	—	—	—	—	2,599,716
2018	12,894,572	62,100	1,266,317	6,858,066	345,722	1,390,524	—	1,480,575
2019	—	—	318,235	651,464	26,179	27,464	$150,605	1,982,931
Total	$21,060,618	$583,106	$2,410,810	$9,320,918	$595,385	$2,060,067	$150,605	$6,719,796

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Trusts after July 31, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

As of January 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BFZ	BFO	RFA	BBF	RNJ	BNJ	RNY	BNY
Tax cost	$591,681,152	$125,094,624	$17,092,588	$118,433,235	$19,129,431	$162,861,471	$27,390,899	$269,926,988
Gross unrealized appreciation	$74,339,062	$6,561,532	$2,508,303	$16,757,836	$1,723,524	$14,894,682	$2,337,068	$16,995,405
Gross unrealized depreciation	(528,068)	(2,046,361)	(86,315)	(873,366)	(233,811)	(1,943,411)	(303,363)	(3,554,862)
Net unrealized appreciation	$73,810,994	$4,515,171	$2,421,988	$15,884,470	$1,489,713	$12,951,271	$2,033,705	$13,440,543

6. Concentration, Market and Credit Risk:

Each Trust invests a substantial amount of their assets in issuers located in a single state or a limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	59

Notes to Financial Statements (continued)

As of January 31, 2012, BFZ invested a significant portion of its assets in securities in the County/City/Special District/School District and Utilities sectors. BFO, RFA, BBF and RNY invested a significant portion of their assets in securities in the County/City/Special District/School District sector. RNJ and BNJ invested a significant portion of their assets in securities in the State sector. Changes in economic conditions affecting the County/City/Special District/School District, State and Utilities sectors would have a greater impact on the Trusts, and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Investment Quality Trust is authorized to issue 200 million shares, par value $0.01 per share, all of which were initially classified as Common Shares. There are an unlimited number of $0.001 par value Common Shares authorized for the Income Trusts and BFO. Each Trust’s Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders. At January 31, 2012, Common Shares of BFO owned by affiliates of the Manager was 8,028 shares.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	SIx Months Ended January 31, 2012	Year Ended July 31, 2011
BFZ	—	13,214
RFA	179	546
BBF	1,081	4,809
RNJ	436	1,268
BNJ	9,751	22,508
RNY	551	2,077
BNY	25,361	50,883

Shares issued and outstanding remained constant for BFO for the six months ended January 31, 2012 and the year ended July 31, 2011.

Preferred Shares

The Trusts’ Preferred Shares rank prior to the Trusts’ Common Shares as to the payment of dividends by the Trusts and distribution of assets upon dissolution or liquidation of the Trusts. The 1940 Act prohibits the declaration of any dividend on the Trusts’ Common Shares or the repurchase of the Trusts’ Common Shares if the Trusts fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933 and include a liquidity feature that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. BBF is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of an unsuccessful remarketing, BBF is required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer. The VRDP Shares issued for the six months ended January 31, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	9/15/11	342	$34,200,000	10/1/41

BBF entered into a fee agreement with the liquidity provider that required a per annum liquidity fee to be paid to the liquidity provider. These fees are shown as liquidity fees in the Statements of Operations.

The fee agreement between BBF and the liquidity provider is for a 1-year term and is scheduled to expire on September 12, 2012 unless renewed or terminated in advance. In the event the fee agreement is not renewed or is terminated in advance, and BBF does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. BBF is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, BBF is required to begin to segregate liquid assets with BBF’s custodian to fund the redemption. There is no assurance BBF will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

BBF is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to maturity date, BBF is required to begin to segregate liquid assets with BBF’s custodian to fund the redemption. In addition, BBF is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of BBF. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of VRDP Shares prior to the initial termination date of the fee agreement, BBF must pay the liquidity

60	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Notes to Financial Statements (continued)

provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate as discussed below. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Moody’s has announced a review of its rating methodologies with respect to investment company securities, and any amendments to its rating methodologies may adversely affect Moody’s current long-term ratings of the VRDP Shares.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares. Although not directly correlated, a change in the short-term credit rating of the VRDP Shares may adversely affect the dividend rate paid on such shares. As of January 31, 2012, the short-term ratings of the liquidity provider and the VRDP Shares are P-1/F-1 and P-1/F-1 as rated by Moody’s and Fitch, respectively. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. Moody’s has placed the liquidity provider and the short-term ratings of the VRDP Shares on review for possible downgrade.

For financial reporting purposes, VRDP Shares are considered debt of the issuer; therefore, the liquidation value of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

BBF pays commissions of 0.10% on the aggregate principal amount of all VRDP Shares, which are included in remarketing fees on Preferred Shares in the Statements of Operations. All of BBF’s VRDP Shares have successfully remarketed since issuance with an annualized dividend rate of 0.27% for the six months ended January 31, 2012.

VRDP Shares issued and outstanding remained constant for the six months ended January 31, 2012.

AMPS

The AMPS are redeemable at the option of BFZ, BFO, RFA, RNJ, BNJ, RNY and BNY (collectively, the “AMPS Funds”), in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the AMPS Funds, as set forth in each AMPS Funds’ Articles Supplementary (the “Governing Instrument”) are not satisfied.

From time to time in the future, each AMPS Fund may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Trust and seller. Each AMPS Fund also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. Each AMPS Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The AMPS Funds had the following series of AMPS outstanding, effective yields and reset frequency as of January 31, 2012:

	Series	AMPS	Effective Yield	Reset Frequency Days
BFZ	F7	2,151	0.12%	7
	R7	2,351	0.12%	7
	T7	2,351	0.12%	7
BFO	F7	1,716	0.12%	7
RFA	R7	183	0.12%	7
RNJ	T7	276	0.12%	7
BNJ	R7	2,364	0.12%	7
RNY	F7	389	0.12%	7
BNY	F7	1,890	0.12%	7
	W7	1,890	0.12%	7

Dividends on seven-day AMPS are cumulative at a rate which is reset every seven days based on the results of an auction. If the AMPS fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of AMPS is the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the AMPS for each Trust for the six months ended January 31, 2012 were as follows:

	Series	Low	High	Average
BFZ	F7	0.11%	0.31%	0.21%
	R7	0.11%	0.31%	0.21%
	T7	0.11%	0.31%	0.21%
BFO	F7	0.11%	0.31%	0.21%
RFA	R7	0.11%	0.31%	0.21%
BBF	Y7	0.24%	0.31%	0.27%
RNJ	Y7	0.11%	0.31%	0.21%
BNJ	R7	0.11%	0.31%	0.21%
RNY	F7	0.11%	0.31%	0.21%
BNY	F7	0.11%	0.31%	0.21%
	W7	0.11%	0.31%	0.21%

SEMI-ANNUAL REPORT	JANUARY 31, 2012	61

Notes to Financial Statements (concluded)

Since February 13, 2008, the AMPS of the Trusts failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.11% to 0.31% for the six months ended January 31, 2012. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a Trust’s AMPS than buyers. A successful auction for the Trusts’ AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

The AMPS Funds pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the six months ended January 31, 2012, BBF announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BBF	T-7	10/12/2011	1,370	$34,250,000

BBF financed the AMPS redemptions with proceeds received from the issuance of VRDP Shares.

AMPS issued and outstanding remained constant for the six months ended January 31, 2012 and the year ended July 31, 2011 for the AMPS Funds.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on March 1, 2012 to Common Shareholders of record on February 15, 2012 as follows:

Common Dividend Per Share
BFZ	$0.075700
BFO	$0.056000
RFA	$0.070000
BBF	$0.075375
RNJ	$0.065500
BNJ	$0.791000
RNY	$0.073000
BNY	$0.082500

The dividends declared on VRDP Shares and AMPS for the period February 1, 2012 to February 29, 2012 were as follows:

	Series	Dividends Declared
BFZ AMPS	F7	$7,722
	R7	$8,370
	T7	$11,355
BFO AMPS	F7	$6,160
RFA AMPS	R7	$651
BBF VRDP Shares	W7	$7,802
RNJ AMPS	Y7	$1,333
BNJ AMPS	R7	$8,416
RNY AMPS	F7	$1,397
BNY AMPS	F7	$6,785
	W7	$6,691

On February 10, 2012, the Boards of RFA, RNJ and RNY approved a plan of liquidation and dissolution. If approved by shareholders, the liquidation and distribution of substantially all of RFA’s, RNJ’s and RNY’s assets is expected to occur by the end of the third quarter of 2012.

On March 22, 2012, the following Trusts issued W-7 Variable Rate Muni Term Preferred Shares (“VMTP Shares”), $100,000 liquidation value per share, with a maturity date of April 1, 2015 in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act of 1933 to finance the AMPS redemption. The VMTP Shares issued were as follows:

	Shares Issued	Proceeds
BFZ	1,713	$171,300,000
BNJ	591	$59,100,000
BNY	945	$94,500,000

On March 23, 2012, the following Trusts announced the redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares to be Redeemed	Aggregate Principal to be Redeemed
BFZ	F7	4/16/12	2,151	$53,775,000
	R7	4/13/12	2,351	$58,775,000
	T7	4/8/12	2,351	$58,775,000
BNJ	R7	4/13/12	2,364	$59,100,000
BNY	F7	4/16/12	1,890	$47,250,000
	W7	4/12/12	1,890	$47,250,000

62	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Officers and Trustees[1]

Richard E. Cavanagh, Chairman of the Board and Trustee
Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee
Paul L. Audet, Trustee
Michael J. Castellano, Trustee and Member of the Audit Committee
Frank J. Fabozzi, Trustee and Member of the Audit Committee
Kathleen F. Feldstein, Trustee
James T. Flynn, Trustee and Member of the Audit Committee
Henry Gabbay, Trustee
Jerrold B. Harris, Trustee
R. Glenn Hubbard, Trustee
W. Carl Kester, Trustee and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Anne Ackerley, Vice President
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer
Ira P. Shapiro, Secretary

[1]	John F. Powers, who was a Trustee of the Trusts, resigned as of February 21, 2012.

Investment Advisor

BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.
New York, NY 10055

Custodian

State Street Bank and Trust Company
Boston, MA 02110

Transfer Agent

Common Shares:
Computershare Trust Company, N.A.
Providence, RI 02940

AMPS Auction Agent

BNY Mellon Shareowner Services
Jersey City, NJ 07310

VRDP Tender and Paying Agent and
VMTP Redemption and Paying Agent

The Bank of New York Mellon
New York, NY 10289

VRDP Liquidity Provider and Remarketing Agent

Morgan Stanley & Co. LLC
New York, NY 10056

Accounting Agent

State Street Bank and Trust Company
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Trusts

100 Bellevue Parkway
Wilmington, DE 19809

SEMI-ANNUAL REPORT	JANUARY 31, 2012	63

Additional Information

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On July 29, 2010, the Manager announced that a shareholder derivative complaint was filed on July 27, 2010 in the Supreme Court of the State of New York, New York County with respect to BFZ and BNJ, which had previously received a demand letter from a law firm on behalf of each trust’s common shareholders. The complaint was filed against the Manager, BlackRock, BFZ, BNJ and certain of the directors, officers and portfolio managers (collectively, the “BlackRock Parties”) in connection with the redemption of auction-market preferred shares, auction rate preferred shares, auction preferred shares and auction rate securities (collectively, “AMPS”). The complaint alleges, among other things, that the BlackRock Parties breached their fiduciary duties to the common shareholders of BFZ and BNJ (the “Shareholders”) by redeeming AMPS at their liquidation preference and alleges that such redemptions caused losses to the Shareholders. The plaintiffs are seeking monetary damages for the alleged losses suffered and to enjoin BFZ and BNJ from future redemptions of AMPS at their liquidation preference. The BlackRock Parties believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

On March 29, 2011, the Manager announced that BBF received a demand letter from a law firm on behalf of BBF’s common shareholders. The demand letter alleges that the Manager and BBF’s officers and Board of Trustees (the “Board”) breached their fiduciary duties by redeeming at par certain of BBF’s AMPS, and demanded that the Board take action to remedy those alleged breaches. A committee consisting of the Independent Directors, with the assistance of their independent counsel, reviewed these demands. Based on the committee’s investigation and unanimous recommendation, the Board rejected these demands as inconsistent with the best interests of BBF and its shareholders.

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 441-7762.

64	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	65

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

66	SEMI-ANNUAL REPORT	JANUARY 31, 2012

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF -BK8-1/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Florida Municipal 2020 Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Florida Municipal 2020 Term Trust

Date: April 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Florida Municipal 2020 Term Trust

Date: April 2, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Florida Municipal 2020 Term Trust

Date: April 2, 2012